EXHIBIT 99



                  ===========================================




                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  DEPOSITOR,



                       MERRILL LYNCH CREDIT CORPORATION,
                               MASTER SERVICER,



                     SEQUOIA MORTGAGE FUNDING CORPORATION,
                             MORTGAGE LOAN SELLER,


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    TRUSTEE



                        POOLING AND SERVICING AGREEMENT
                           Dated as of March 1, 2000




                           Sequoia Mortgage Trust 4
             Mortgage Loan Asset Backed Pass-Through Certificates


                  ===========================================

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
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                               TABLE OF CONTENTS

                                                                                                               Page


                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.       Definitions..................................................................................1
Section 1.02.       Interest Calculations.......................................................................28

                                  ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

Section 2.01.       Conveyance of Mortgage Loans................................................................29
Section 2.02.       Acceptance by Trustee.......................................................................30
Section 2.03.       [Reserved]..................................................................................32
Section 2.04.       Trust Fund; Authentication of Certificates..................................................32
Section 2.05.       REMIC Elections.............................................................................32
Section 2.06.       REMIC Tax Accounting Matters................................................................33
Section 2.07.       REMIC Certificate Maturity Date.............................................................33
Section 2.08.       Lower-Tier REMIC............................................................................33

                                  ARTICLE III

 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR, THE MASTER SERVICER AND THE MORTGAGE LOAN SELLER; REPURCHASE OF
                                                  MORTGAGE LOANS;

Section 3.01.       Representation and Warranty of the Depositor and the Master Servicer........................35
Section 3.02.       Representations, Warranties and Covenants of the Mortgage Loan Seller.......................36
Section 3.03.       Option to Substitute........................................................................38
Section 3.04.       Convertible Mortgage Loans; Certain Procedures and Purchases................................39

                                  ARTICLE IV

                               THE CERTIFICATES

Section 4.01.       The Certificates............................................................................42
Section 4.02.       Registration of Transfer and Exchange of Certificates.......................................43
Section 4.03.       Mutilated, Destroyed, Lost or Stolen Certificates...........................................47
Section 4.04.       Persons Deemed Owners.......................................................................47
Section 4.05.       Appointment of Paying Agent.................................................................47

                                   ARTICLE V

                   ADMINISTRATIVE AND SERVICING OBLIGATIONS

Section 5.01.       Establishment of Certificate Account; Deposits in Certificate Account.......................49
Section 5.02.       Permitted Withdrawals from the Certificate Account..........................................50
Section 5.03.       Oversight of Servicing......................................................................51
Section 5.04.       Custodian and Trustee to Cooperate; Release of Mortgage Files...............................52
Section 5.05.       Income and Realization from Defaulted Mortgage Loans........................................53
Section 5.06.       Successor to the Master Servicer............................................................54
Section 5.07.       Resignation of the Master Servicer..........................................................55
Section 5.08.       Liability of the Master Servicer............................................................55
Section 5.09.       Merger or Consolidation of the Depositor or the Master Servicer; Status of Master
                           Servicer.............................................................................55
Section 5.10.       Limitation on Liability of the Master Servicer and Others...................................56
Section 5.11.       File Review Rights of the Certificate Insurer and the Surety................................56
Section 5.12.       Access to Certain Documentation; Rights of the Depositor in Respect of the Master
                           Servicer.............................................................................57
Section 5.13.       REMIC-Related Covenants.....................................................................57
Section 5.14.       Prohibited Transactions and Other Taxes.....................................................58
Section 5.15.       Federal Information Returns and Reports to Certificateholders...............................59

                                  ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01.       Distributions...............................................................................61
Section 6.02.       Statements to the Certificateholders........................................................64
Section 6.03.       Monthly Advances by the Master Servicer.....................................................65
Section 6.04.       Carryover Reserve Fund......................................................................66
Section 6.05.       Reports to the Securities and Exchange Commission...........................................67

                                  ARTICLE VII

                       THE CERTIFICATE INSURANCE POLICY

Section 7.01.       The Certificate Insurance Policy............................................................69
Section 7.02.       The Certificate Guaranty Surety Bond........................................................69

                                 ARTICLE VIII

                  THE DEPOSITOR AND THE MORTGAGE LOAN SELLER

Section 8.01.       Respective Liabilities of the Depositor and the Mortgage Loan Seller........................71
Section 8.02.       Limitation on Liability of the Depositor, the Mortgage Loan Seller and Others...............71

                                  ARTICLE IX

                                    DEFAULT

Section 9.01.       Events of Default...........................................................................72
Section 9.02.       Waiver of Defaults..........................................................................73
Section 9.03.       Trustee or Depositor to Act; Appointment of Successor.......................................74
Section 9.04.       Notification to Certificateholders..........................................................74
Section 9.05.       Rights of the Certificate Insurer to Exercise Rights of the Class A
                         Certificateholders.....................................................................74

                                   ARTICLE X

                            CONCERNING THE TRUSTEE

Section 10.01.      Duties of Trustee...........................................................................76
Section 10.02.      Certain Matters Affecting the Trustee.......................................................77
Section 10.03.      Trustee Not Liable for Certificates or Mortgage Loans.......................................78
Section 10.04.      Trustee May Own Certificates................................................................78
Section 10.05.      Trustee's Compensation and Reimbursement....................................................78
Section 10.06.      Eligibility Requirements for Trustee........................................................79
Section 10.07.      Resignation and Removal of the Trustee......................................................79
Section 10.08.      Successor Trustee...........................................................................80
Section 10.09.      Merger or Consolidation of Trustee..........................................................81
Section 10.10.      Appointment of Co-Trustee or Separate Trustee...............................................81
Section 10.11.      Appointment of Office or Agency.............................................................82

                                  ARTICLE XI

                                  TERMINATION

Section 11.01.      Termination.................................................................................83
Section 11.02.      Additional Termination Requirements.........................................................85
Section 11.03.      Optional Certificate Purchase...............................................................86

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01.      Severability of Provisions..................................................................88
Section 12.02.      Limitation on Rights of Certificateholders..................................................88
Section 12.03.      Amendment...................................................................................89
Section 12.04.      The Certificate Insurer; Surety.............................................................90
Section 12.05.      Recordation of Agreement; Counterparts......................................................90
Section 12.06.      Duration of Agreement.......................................................................91
Section 12.07.      Governing Law...............................................................................91
Section 12.08.      Notices.....................................................................................91

                                   EXHIBITS

A.       Mortgage Loan Schedule.................................................................................A-1
B.       Contents of Mortgage File..............................................................................B-1
C.       Form of Class A Certificates...........................................................................C-1
D.       Form of Class B Certificates...........................................................................D-1
E.       Form of Class C Certificates...........................................................................E-1
F.       Form of Class R-LT Certificate.........................................................................F-1
G.       Form of Class R-UT Certificate.........................................................................G-1
H.       [Reserved].............................................................................................H-1
I.       [Reserved].............................................................................................I-1
J.       Distribution Account Certification.....................................................................J-1
K.       [Reserved].............................................................................................K-1
L.       Form of Investment Letter..............................................................................L-1
M.       Form of Transfer Affidavit ............................................................................M-1
N.       ERISA Representation Letter............................................................................N-1
O.       Mortgage Loan Seller's Representations and Warranties
         with Respect to Mortgage Loans.........................................................................O-1
P.       Mortgage Loan Purchase Agreement.......................................................................P-1
Q.       Form of Notice for Certificate Insurance Policy........................................................Q-1
R.       Form of Notice for Certificate Guaranty Surety Bond....................................................R-1


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     This Pooling and Servicing Agreement, dated as of March 1, 2000, is executed among MERRILL LYNCH MORTGAGE INVESTORS, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), MERRILL LYNCH CREDIT CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), SEQUOIA MORTGAGE FUNDING CORPORATION, as mortgage loan seller (together with its permitted successors and assigns, the "Mortgage Loan Seller") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

     In consideration of the premises and the mutual agreements hereinafter set forth, the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRUAL PERIOD: As to any Distribution Date other than the First Distribution Date, the thirty-day period beginning on the preceding Distribution Date. In the case of the First Distribution Date, the thirty-day period beginning on March 21, 2000.

     ADDITIONAL COLLATERAL: (i) With respect to any Mortgage 100(SM) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(SM) Pledge Agreement, or (ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement.

     ADDITIONAL COLLATERAL AGREEMENTS: As defined in Section 5.03(b).

     ADDITIONAL COLLATERAL MORTGAGE LOAN: Each Mortgage Loan that is either a Mortgage 100(SM) Loan or Parent Power(R) Mortgage Loan as to which the Additional Collateral is still required to be provided as set forth in the related Mortgage 100(SM) Pledge Agreement or Parent Power(R) Agreement.

     ADDITIONAL COLLATERAL MORTGAGE LOAN LIQUIDATION SHORTFALL: The amount, if any, by which the then outstanding principal balance of a defaulted Additional Collateral Mortgage Loan exceeds the Liquidation Proceeds (including those from the related Additional Collateral) allocable to principal realized with respect to such Mortgage Loan.

     ADJUSTED CLASS A PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, an amount (but not less than $0) equal to the lesser of:

          (i) the Principal Distribution Amount; and

          (ii) the greater of:

               (x) the Class A Principal Balance (before giving effect to the distribution of principal on such Distribution Date) minus the product of 0.98 and the Pool Principal Balance for such Distribution Date; and

               (y) the Principal Distribution Amount minus the excess, if any, of the Pool Principal Balance for the immediately preceding Distribution Date over the sum of (1) the Class A Principal Balance (before giving effect to the distribution of principal on such Distribution Date), (2) any Class B Loss Amount and (3) the Floor Amount.

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     AGGREGATE NET PRINCIPAL LIQUIDATION LOSSES: With respect to each Distribution Date, the amount, if any, by which (a) the aggregate of the outstanding Principal Balances of those Mortgage Loans that became Liquidated Mortgage Loans during the month ending prior to the month of such Distribution Date exceeds (b) the aggregate Net Liquidation Proceeds for such Mortgage Loans that are allocable to principal in accordance with the terms thereof.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and exhibits and supplements hereto.

     ALTERNATE CERTIFICATE RATE: As to any Distribution Date, the weighted average of the Net Mortgage Rates of all Mortgage Loans applicable as of the Due Date of the month preceding the month of such Distribution Date, weighted on the basis of their outstanding Principal Balances (after giving effect to the Monthly Payments due on or before such Due Date and Principal Prepayments received prior to such Due Date) at such time.

     APPRAISED VALUE: As to any Mortgaged Property and any time referred to herein, the appraised value of such Mortgaged Property based upon the appraisal made by or on behalf of the Master Servicer at such time.

     ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

     AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the amount received in respect of the Mortgage Loans by the Master Servicer on or prior to the close of business on the related Determination Date, plus the Monthly Advance deposited in the Certificate Account for such Distribution Date pursuant to Section 6.03, except:

          (a) previously unreimbursed amounts received on particular Mortgage Loans as late payments or other recoveries of principal or interest (including Liquidation Proceeds, Insurance Proceeds and condemnation awards) that were part of a prior Monthly Advance;

          (b) amounts representing the reimbursement for Nonrecoverable Advances and other amounts (including the Servicing Fee) permitted to be withdrawn by the Master Servicer from the custodial account pursuant to the Master Servicing Agreement or not required to be deposited in the Certificate Account pursuant to Section 5.01;

          (c) amounts representing all or part of a Monthly Payment due after the immediately preceding Due Date;

          (d) all Repurchase Proceeds, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation awards with respect to the Mortgage Loans received after the related Principal Prepayment Period, and all related payments of interest representing interest for any period of time after the last day of the related Due Period for such Mortgage Loans;

          (e) reimbursement to the Trustee for costs and expenses incurred (including any indemnification expenses) pursuant to Section 10.05 up to an amount not to exceed $100,000 in any calendar year;

          (f) all net income from Eligible Investments held in the Certificate Account for the account of the Mortgage Loan Seller; and

          (g) all net income from Eligible Investments held in the Distribution Account for the account of the Trustee.

     BASIS RISK CARRYOVER AMOUNT: As to any Distribution Date on which the Class A Pass-Through Rate or the Class B Pass-Through Rate is calculated based on the Alternate Certificate Rate, the excess of:

          (1) the amount of interest that the Class A Certificates or Class B Certificates would have been entitled to receive on such Distribution Date (but not in excess of 11.78% per annum) had the Class A Pass-Through Rate or the Class B Pass-Through Rate not been calculated based on the Alternate Certificate Rate, over

          (2) the amount of interest that the Class A Certificates and Class B Certificates would receive on such Distribution Date based on the Alternate Certificate Rate (but not in excess of 11.78% per annum), together with any Unpaid Basis Risk Carryover Amounts for prior Distribution Dates, plus interest thereon (to the extent legally permitted) at the then applicable Class A Pass-Through Rate or the Class B Pass-Through Rate (without giving effect to the Alternate Certificate Rate, but not in excess of 11.78% per annum) to the extent not previously reimbursed from amounts withdrawn from the Carryover Reserve Fund.

     BOOK-ENTRY CERTIFICATE: Any Class A Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     BUSINESS DAY: Any day other than (a) a Saturday or Sunday, or (b) a legal holiday in the States of Florida, Maryland, Minnesota or New York, or (c) a day on which banking or savings and loan institutions in the State of Florida, the State of New York or the State in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     CARRYOVER RESERVE FUND: The account created and initially maintained by the Trustee pursuant to Section 6.04. Amounts on deposit in the Carryover Reserve Fund shall be held in trust for the Class A and Class B
Certificateholders for the uses and purposes set forth in this Agreement.

     CARRYOVER RESERVE FUND DEPOSIT: As to any Distribution Date, the greater of (i) any Basis Risk Carryover Amount for such date, and (ii) the amount, if any, necessary to be deposited so that the amount on deposit in the Carryover Reserve Fund is at least $10,000 (after taking into account any other amount already on deposit in the Carryover Reserve Fund on such date).

     CERTIFICATE: Any Class A, Class B, Class C, Class R-UT or Class R-LT Certificate.

     CERTIFICATE ACCOUNT: The account created and maintained pursuant to
Section 5.01.

     CERTIFICATE GUARANTY SURETY BOND: The Limited Purpose Surety Bond No. AB0039BE dated February 28, 1996 issued by the Surety.

     CERTIFICATEHOLDER or HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer, any Sub-Servicer, or any of their respective Affiliates shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained, unless such Person owns the entire Class of which such Certificate is a part. The Trustee shall be provided with an Officer's Certificate by the Depositor, the Master Servicer or any Sub-Servicer if any Certificate is owned by any Affiliate thereof and shall be entitled to conclusively rely upon the certificate of the Depositor or the Master Servicer or any Sub-Servicer as to the determination of the aggregate Percentage Interests evidenced by Certificates registered to the Depositor, the Master Servicer, any Sub-Servicer or their Affiliates.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty insurance policy (# AB0345BE) dated the Closing Date issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates.

     CERTIFICATE INSURER: Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

     CERTIFICATE INSURER DEFAULT: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar proceedings or of relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     CERTIFICATE OWNER: With respect to a Class A Certificate that is a Book-Entry Certificate, the person who is the beneficial owner of a Book-Entry Certificate.

     CERTIFICATE REGISTER: The register maintained pursuant to Section 4.02.

     CLASS: All Certificates bearing the same class designation.

     CLASS A, CLASS B, CLASS C, CLASS R-UT or Class R-LT: Pertaining to Class A, Class B, Class C, Class R-UT or Class R-LT Certificates, as the case may be.

     CLASS A CERTIFICATE: Any one of the Certificates designated as a Class A Certificate substantially in the form set forth in Exhibit C hereto and executed and authenticated by the Trustee.

     CLASS A DISTRIBUTION AMOUNT: As to any Distribution Date, the aggregate amount distributed on the Class A Certificates pursuant to Section 6.01.

     CLASS A INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to the sum of (a) interest for the related Accrual Period at the Class A Pass-Through Rate on the Class A Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to the Class A Certificates pursuant to Section 6.01 in respect of such Distribution Date, (b) any Class A Unpaid Interest Shortfall for such Distribution Date, and (c) any Basis Risk Carryover Amount allocated to the Class A Certificates pursuant to Section 6.04 in respect of such Distribution Date.

     CLASS A INTEREST SHORTFALL: As to any Distribution Date, the amount equal to (a) the Class A Interest Formula Distribution Amount for such Distribution Date (exclusive of any Basis Risk Carryover Amount allocated to the Class A Certificates on such Distribution Date), less (b) the amount of interest distributed to the Class A Certificateholders on such Distribution Date, less
(c) the amount of any Basis Risk Carryover Amount actually distributed from the Carryover Reserve Fund to the Class A Certificates on such Distribution Date.

     CLASS A LOSS AMOUNT: As to any Distribution Date on or after the Distribution Date on which the Class B Principal Balance has been reduced to $0, the lesser of (x) the amount, if any, by which (A) the sum of (i) the Principal Distribution Amount for such Distribution Date and (ii) the Aggregate Net Principal Liquidation Losses for such Distribution Date exceeds
(B) the portion of the Available Distribution Amount distributed on account of principal on such Distribution Date (exclusive of any amount distributed pursuant to Section 6.01(a)(iii)(B)) and (y) the Class A Principal Balance after giving effect to any amount distributed on account of principal to the Class A Certificateholders on such Distribution Date pursuant to Section 6.01(a)(iii)(A).

     CLASS A PASS-THROUGH RATE: As to any Distribution Date, the per annum rate equal to the least of (i) LIBOR plus 0.36% (or, as to any Distribution Date occurring at least 120 days after the Subsequent Optional Termination Date, LIBOR plus 0.72%), (ii) the Alternate Certificate Rate, and (iii) 11.78% per annum.

     CLASS A PRINCIPAL BALANCE: At any time, the Original Class A Principal Balance reduced (but not below $0) by the sum of all amounts previously distributed to the Class A Certificateholders on account of principal pursuant to Section 6.01.

     CLASS A PRINCIPAL DISTRIBUTION AMOUNT: As to (i) any Distribution Date before the Step-Down Date or (ii) any Distribution Date on or after the Step-Down Date and as to which a Trigger Event exists, the Principal Distribution Amount; and as to any Distribution Date on or after the Step-Down Date and as to which no Trigger Event exists, the Adjusted Class A Principal Distribution Amount.

     CLASS A UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount of the Class A Interest Shortfall for the immediately preceding Distribution Date.

     CLASS B CERTIFICATE: Any one of the Certificates designated as a Class B Certificate substantially in the form set forth in Exhibit D hereto and executed and authenticated by the Trustee.

     CLASS B INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to the sum of (a) interest for the related Accrual Period at the Class B Pass-Through Rate on the Class B Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of the Net Interest Shortfall, if any, allocated to the Class B Certificates pursuant to Section 6.01 in respect of such Distribution Date, (b) any Class B Unpaid Interest Shortfall for such Distribution Date, (c) interest for the related Accrual Period at the Class B Pass-Through Rate (to the extent legally permitted) on any Class B Unpaid Interest Shortfall for such Distribution Date; and (d) any Basis Risk Carryover Amount allocated to the Class B Certificates pursuant to Section
6.04 respect of such Distribution Date.

     CLASS B INTEREST SHORTFALL: As to any Distribution Date, the amount equal to (a) the Class B Interest Formula Distribution Amount for such Distribution Date (exclusive of any Basis Risk Carryover Amount allocated to the Class B Certificates on such Distribution Date), less (b) the amount of interest distributed to the Class B Certificateholders on such Distribution Date, less
(c) the amount of any Basis Risk Carryover Amount actually distributed from the Carryover Reserve Fund to the Class B Certificates on such Distribution Date.

     CLASS B LOSS AMOUNT: As to any Distribution Date, the lesser of (x) the amount, if any, by which (A) the sum of (i) the Principal Distribution Amount for such Distribution Date and (ii) the Aggregate Net Principal Liquidation Losses, for such Distribution Date exceeds (B) the portion of the Available Distribution Amount distributed on account of principal on such Distribution Date (exclusive of any amount distributed pursuant to Section 6.01(a)(viii)) and (y) the Class B Principal Balance after giving effect to any amount distributed on account of principal to the Class B Certificateholders on such Distribution Date pursuant to Section 6.01(a)(vi).

     CLASS B LOSS AMOUNT INTEREST REQUIREMENT: As to any Distribution Date, the amount, if any, equal to the sum of (a) interest for the related Accrual Period at the Class B Pass-Through Rate on any Class B Loss Amount for the immediately preceding Distribution Date; (b) any Class B Loss Amount Unpaid Interest Shortfall for such Distribution Date; and (c) interest for the related Accrual Period at the Class B Pass-Through Rate (to the extent legally permitted) on any Class B Loss Amount Unpaid Interest Shortfall for such Distribution Date.

     CLASS B LOSS AMOUNT INTEREST SHORTFALL: As to any Distribution Date, the amount, if any, equal to (a) the Class B Loss Amount Interest Requirement for such Distribution Date less (b) the amount of interest distributed to the Class B Certificateholders on such Distribution Date in respect of the Class B Loss Amount Interest Requirement.

     CLASS B LOSS AMOUNT UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount of the Class B Loss Amount Interest Shortfall for the immediately preceding Distribution Date.

     CLASS B PASS-THROUGH RATE: As to any Distribution Date, the per annum rate equal to the least of (i) LIBOR plus 1.25%, (ii) the Alternate Certificate Rate, and (iii) 11.78% per annum.

     CLASS B PRINCIPAL BALANCE: At any time, the Original Class B Principal Balance reduced (but not below $0) by the sum of all amounts previously distributed to the Class B Certificateholders pursuant to Section 6.01 on account of principal and (ii) the sum of all Class B Loss Amounts, if any, for prior Distribution Dates.

     CLASS B PRINCIPAL DISTRIBUTION AMOUNT: As to (i) any Distribution Date before the Step-Down Date or (ii) any Distribution Date on or after the Step-Down Date and as to which a Trigger Event exists, zero (unless the Class A Principal Balance has been reduced to zero, in which case an amount equal to the Principal Distribution Amount less the portion thereof, if any, distributed to the Class A Certificateholders on such Distribution Date); and as to any Distribution Date on or after the Step-Down Date and as to which no Trigger Event exists, an amount equal to the Principal Distribution Amount minus the Adjusted Class A Principal Distribution Amount.

     CLASS B UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount of the Class B Interest Shortfall for the immediately preceding Distribution Date.

     CLASS C CERTIFICATE: Any one of the Certificates designated as a Class C Certificate substantially in the form set forth in Exhibit E hereto and executed and authenticated by the Trustee.

     CLASS C INTEREST FORMULA DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to the lesser of (i) the Formula Excess Interest Amount and (ii) the sum of (a) the Component C-1 Current Interest, (b) the Component C-2 Current Interest, and (c) any Class C Unpaid Interest Shortfall for such Distribution Date, in both cases reduced by any amounts distributed to either or both the Class A and Class B Certificateholders pursuant to Sections 6.01(a)(iv) (but only to the extent of that portion, if any, of the Reimbursement Amount representing interest at the Late Penalty Rate), 6.01(a)(vii) and/or 6.01(a)(viii) on such Distribution Date.

     CLASS C INTEREST SHORTFALL: As to any Distribution Date, the amount equal to (a) the Class C Interest Formula Distribution Amount for such Distribution Date less (b) the amount of interest distributed to the Class C
Certificateholders on such Distribution Date.

     CLASS C UNPAID INTEREST SHORTFALL: As to any Distribution Date, the amount of the Class C Interest Shortfall for the immediately preceding Distribution Date.

     CLASS R CERTIFICATES: Pertaining to either the Class R-LT or the Class R-UT Certificates, as the case may be.

     CLASS R-LT CERTIFICATE: Any one of the Certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit F.

     CLASS R-LT DISTRIBUTION AMOUNT: As to any Distribution Date, the aggregate amount distributed to the Class R-LT Certificateholder on such Distribution Date pursuant to Section 6.01.

     CLASS R-UT CERTIFICATE: Any one of the Certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit G.

     CLASS R-UT DISTRIBUTION AMOUNT: As to any Distribution Date, the aggregate amount distributed to the Class R Certificateholder on such Distribution Date pursuant to Section 6.01.

     CLOSING DATE: March 21, 2000.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMPONENT C-1 CURRENT INTEREST: As to any Distribution Date, an amount equal to (x) one month's interest at the Lower-Tier Pass-Through Rate on the Lower-Tier A Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date) minus (y) one month's interest at the Class A Pass-Through Rate on the Lower-Tier A Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date), in both cases net of their applicable portion of the Net Interest Shortfall, if any, allocated to the Class C Certificates pursuant to Section 6.01 in respect of such Distribution Date.

     COMPONENT C-2 CURRENT INTEREST: As to any Distribution Date, an amount equal to (x) one month's interest at the Lower-Tier Pass-Through Rate on the Lower-Tier B Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date) minus (y) one month's interest at the Class B Pass-Through Rate on the Lower-Tier B Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date), in both cases net of their applicable portion of the Net Interest Shortfall, if any, allocated to the Class C Certificates pursuant to Section 6.01 in respect of such Distribution Date.

     CONSTRUCTIVE LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination thereof, less the amount of the Original Additional Collateral Requirement, if any, and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     CONVERSION PRICE: As to any Convertible Mortgage Loan, an amount equal to the Principal Balance of such Convertible Mortgage Loan, plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and accrued and unpaid interest thereon at the applicable Mortgage Rate to the date of conversion, less, in the case at any Convertible Mortgage Loan repurchased by Merrill Lynch Credit Corporation, any Servicing Fee payable with respect to such Convertible Mortgage Loan.

     CONVERTIBLE MORTGAGE LOAN: Any Mortgage Loan as to which the Mortgagor, at its option in accordance with the terms thereof, may convert its Mortgage Rate to either a fixed rate or to a different Index and applicable Margin (and at the Mortgagor's election, thereafter to a fixed rate).

     COOPERATIVE MORTGAGE LOAN: A Mortgage Loan originated to purchase or refinance the acquisition of Cooperative Shares, and included in the Trust Fund.

     COOPERATIVE SHARES: The shares of stock issued by a private, non-profit cooperative apartment corporation, which are represented by a stock certificate and are owned by a Mortgagor.

     CORRESPONDING CLASSES OF CERTIFICATES: With respect to each Lower-Tier Regular Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Regular Interest in Section 2.08.

     CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate business with respect to this Agreement shall be administered, which office at the date of execution of this instrument is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     CUSTODIAL AGREEMENT: The Custody Agreement, dated as of March 1, 2000 among Norwest Bank Minnesota, National Association., as trustee, Sequoia Mortgage Funding Corporation, as seller, and Bankers Trust Company of California, N.A., as custodian.

     CUSTODIAN: The custodian under the Custodial Agreement.

     CUT-OFF DATE: March 1, 2000.

     CUT-OFF DATE POOL BALANCE: $380,928,982.43.

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(l).

     DELETED MORTGAGE LOAN: As defined in Section 3.03.

     DEPOSITOR: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of one or more Class A Certificates evidencing in the aggregate the Original Class A Principal Balance. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

     DISQUALIFIED ORGANIZATION: As defined in Section 4.02(i).

     DISTRIBUTION ACCOUNT: The account created and maintained pursuant to
Section 6.01(c).

     DISTRIBUTION DATE: The 22nd day of any month, or if such 22nd day is not a Business Day, the first Business Day immediately following, beginning with the First Distribution Date.

     DUE DATE: As to any Distribution Date, the first day of the month of such Distribution Date, which is the day on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     DUE PERIOD: With respect to any Distribution Date, the calendar month preceding the month of such Distribution Date.

     ELIGIBLE ACCOUNT: An account that is (i) maintained with a federal or state chartered depository institution the short-term unsecured debt obligations of which have been rated by each Rating Agency in its highest short-term rating category at the time of the deposit therein, or (ii) a trust account maintained with the corporate trust department of a depository institution, which institution is acting in its fiduciary capacity, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or
(iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limits established by the FDIC), the uninsured deposits in which accounts are otherwise either (a) secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and acceptable to the Rating Agencies, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral and the proceeds thereof (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained or (b) swept at the end of each Business Day into either (1) Eligible Investments in the name of the Trustee so that the amount remaining in such account (after giving effect to such sweep) is fully insured by the FDIC or (2) an account that satisfies clause (ii) above, or (v) maintained with Norwest Bank Minnesota, National Association so long as its short-term unsecured debt obligations have been rated "P-1" by Moody's and "A-1" by Standard & Poor's at the time of the deposit therein, or (vi) otherwise acceptable to each Rating Agency without reduction or withdrawal of each rating of the Class A Certificates, as evidenced by a letter from each Rating Agency.

     ELIGIBLE INVESTMENTS: One or more of the following:

          (a) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (b) repurchase agreements (including those in which the purchased securities are held by a third-party custodian) on obligations specified in clause (a) maturing not later than the day prior to the Distribution Date on which such amounts are to be distributed, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

          (c) certificates of deposit, time deposits, demand deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company shall be rated "P-1" by Moody's and "A-1+" by Standard & Poor's;

          (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in its highest short-term rating (which is "P-1" in the case of Moody's and "A-1+" in the case of Standard & Poor's); provided that such commercial paper shall mature no later than the day prior to the Distribution Date on which such amounts are to be distributed;

          (e) money market funds with the highest long-term rating assigned by the Rating Agencies (including any funds for which the Trustee or any of its affiliates acts as an advisor); and

          (f) other obligations or securities that are "permitted investments" within the meaning of Section 860(G)(a)(5) of the Code, based upon an Opinion of Counsel delivered to the Trustee, the Certificate Insurer and the Surety, and acceptable to each Rating Agency, the Certificate Insurer and the Surety as an Eligible Investment hereunder and will not result in a reduction or withdrawal of the then current rating of the Class A Certificates, as evidenced by a letter to such effect from each Rating Agency;

provided that, except in the case of U.S. Treasury STRIPS, no instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligation underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EXCESS CASH FLOW PRINCIPAL AMOUNT: As to any Distribution Date, the amount, if any, necessary to be distributed on such Distribution Date so that the excess of the Pool Principal Balance for such Distribution Date over the Class A Principal Balance (after giving effect to the distribution on such Distribution Date of the amount specified in Section 6.01(a)(iii)) is equal to or more than, for any Distribution Date before the Step-Down Date, 1.00% of the Cut-off Date Pool Balance and, for any Distribution Date on or after the Step-Down Date, 2.00% of the Pool Principal Balance for such Distribution Date. In no event will the aggregate distributions of Excess Cash Flow Principal Amounts for any Distribution Date and all prior Distribution Dates exceed 0.50% of the Cut-off Date Pool Balance.

     FANNIE MAE: Fannie Mae (formerly the Federal National Mortgage Association) or any successor organization.

     FDIC: The Federal Deposit Insurance Corporation or any successor organization.

     FIRST DISTRIBUTION DATE: April 24, 2000.

     FLOOR AMOUNT: As to any Distribution Date, the greater of:

          (i) the lesser of (a) 0.75% of the Cut-off Date Pool Balance and (b) the aggregate Principal Balance of the three Outstanding Mortgage Loans with the largest Principal Balances as of the related Due Date; and

          (ii) 0.50% of the Cut-off Date Pool Balance.

     FORMULA EXCESS INTEREST AMOUNT: With respect to any Distribution Date, the amount, if any, by which one month's interest at the Alternate Certificate Rate on the Pool Principal Balance at the beginning of the related Principal Prepayment Period (giving effect to the Monthly Payment due on such Due Date and Principal Prepayments prior to such Due Date) is in excess of one month's interest at the weighted average of the Class A and Class B Pass-Through Rates for such Distribution Date on the aggregate principal balances of such Certificates (before giving effect to any distributions, any Class A Loss Amount or any Class B Loss Amount for such Distribution Date).

     FREDDIE MAC: Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) or any successor organization.

     INDEPENDENT: Of or relating to a Person which (i) is in fact independent of the Depositor, the Mortgage Loan Seller and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Mortgage Loan Seller and the Master Servicer if different from the Depositor or an Affiliate thereof and (iii) is not connected with the Depositor, the Mortgage Loan Seller or the Master Servicer as an officer, employee, director or person performing similar functions.

     INDEX: As to each Mortgage Loan, the index for the adjustment of the Mortgage Rate on the related Mortgage Note, which index may be the prime rate (the "Prime Index"), the London interbank offered rate for one-month U.S. Dollar deposits (the "One-Month LIBOR Index"), the London interbank offered rate for six-month U.S. dollar deposits (the "Six-Month LIBOR Index"), or the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year (the "Treasury Index"), in each case as defined in such Mortgage Note.

     INITIAL OPTIONAL TERMINATION DATE: The Distribution Date on or after the Distribution Date on which the Pool Principal Balance (less the Principal Distribution Amount for such Distribution Date) has been reduced to 20% or less of the Cut-off Date Pool Balance.

     INSURANCE AGREEMENT: The Insurance and Indemnity Agreement, dated as of March 21, 2000, among the Depositor, the Mortgage Loan Seller, RWT Holdings, Redwood Trust, Inc., the Master Servicer, the Certificate Insurer and the Trustee.

     INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds.

     INSURED AMOUNT: As defined in the Certificate Insurance Policy.

     INSURED EXPENSES: Expenses covered by any insurance policy.

     INSURED PAYMENT: As defined in the Certificate Insurance Policy.

     INTEREST ADJUSTMENT DATE: The date specified in a Mortgage Note on which its Mortgage Rate is adjusted.

     LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation awards, Insurance Proceeds, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, any of which represent late payments or collections of Monthly Payments that were due but delinquent for a previous Due Date and not previously recovered and with respect to which delinquent Monthly Payments an Monthly Advance has been made by the Master Servicer.

     LATE PAYMENT RATE: As defined in the Insurance Agreement.

     LIBOR: As to any Distribution Date as follows:

          (i) the posted rate for United States dollar deposits for one month which appears on Telerate Page 3750 (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Distribution Date (or, in the case of the First Distribution Date, LIBOR shall be 6.09625%). If no such posted rate appears, LIBOR will be determined on such date as described in clause (ii) below. "Telerate Page 3750" means the display page designated on the Bridge Information Systems Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London inter-bank offered rates of major banks).

          (ii) If on such date no posted rate appears on the Telerate Page 3750 as described in clause (i) above, the Trustee will request the principal London office of each of four reference banks (which shall be National Westminster Bank Plc, Deutsche Bank AG, Lloyds Bank Plc, and Barclays Bank Plc, so long as each such bank is engaged in transactions in the London inter-bank market) ("Reference Banks") to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Trustee with such offered quotations, then LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with a 5/1,000th of a percent (0.00005) rounded upwards) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (0.0001), with a 5/1,000th of a percent (0.00005) rounded upwards) of the offered per annum rates which one or more leading banks in The City of New York selected by the Trustee (after consultation with the Mortgage Loan Seller and the Certificate Insurer) are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Distribution Date.

     LIBOR BUSINESS DAY: A Business Day and a day on which banking institutions in the City of London, England, are not required or authorized by law to be closed.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan as to which the related Mortgaged Property has been acquired, liquidated or disposed of and with respect to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or REO Property have been recovered.

     LIQUIDATION EXPENSES: Expenses which are incurred by the Master Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Section 5.05 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

     LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds) received by the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan or Mortgaged Property acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable Mortgage Note plus, with respect to a defaulted Mortgage Loan that is also an Additional Collateral Mortgage Loan, the amount realized on the related Additional Collateral with respect to such Mortgage Loan in accordance with
Section 5.05.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     LOWER-TIER A PRINCIPAL BALANCE: At any time, an amount equal to the Class A Principal Balance.

     LOWER-TIER B PRINCIPAL BALANCE: At any time, an amount equal to the Class B Principal Balance.

     LOWER-TIER INTEREST: Any one of the Lower-Tier Regular Interests or the Lower-Tier Interest R.

     LOWER-TIER INTEREST A: An uncertificated "regular interest" in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

     LOWER-TIER INTEREST B: An uncertificated "regular interest" in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

     LOWER-TIER INTEREST R: The sole class of "residual interest" in the Lower-Tier REMIC and the beneficial ownership of which is evidenced by the Class R-LT Certificate.

     LOWER-TIER PASS-THROUGH RATE: For the Lower-Tier Interest A and the Lower-Tier Interest B, the per annum rate set forth or calculated in the manner described in Section 2.08.

     LOWER-TIER REGULAR INTERESTS: Lower-Tier Interest A or Lower-Tier
Interest B.

     LOWER-TIER REMIC: As described in Section 2.05.

     MARGIN: With respect to each Mortgage Loan, the number of basis points which are added to or subtracted from the Index when calculating the Mortgage Rate for the related Mortgage Note.

     MASTER SERVICER: Merrill Lynch Credit Corporation, a Delaware corporation, or its successor in interest or any successor under this Agreement as herein provided and in the Master Servicing Agreement.

     MASTER SERVICING AGREEMENT: The Master Servicing Agreement, dated as of April 1, 1998, as amended, between RWT Holdings and the Master Servicer.

     MAXIMUM MORTGAGE RATE: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

     MLCC: Merrill Lynch Credit Corporation and its successors in interest.

     MONTHLY ADVANCE: The aggregate of the advances made by the Master Servicer with respect to a particular Distribution Date pursuant to Section 6.03.

     MONTHLY PAYMENT: The minimum required monthly payment of principal and interest due on a Mortgage Loan as specified in the Mortgage Note for any month (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

     MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

     MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property (or a leasehold that extends at least five years beyond the maturity of the related Mortgage Loan) securing a Mortgage Note.

     MORTGAGE 100(SM) LOAN: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, at least equal to the Original Additional Collateral Requirement.

     MORTGAGE 100(SM) PLEDGE AGREEMENT: With respect to each Mortgage 100(SM) Loan, the Mortgage 100(SM) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(SM) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

     MORTGAGE FILE: The items referred to in Exhibit B annexed hereto pertaining to a particular Mortgage Loan.

     MORTGAGE LOAN: Each of the mortgage loans and all rights with respect thereto, evidenced by a Mortgage and a Mortgage Note plus, in the case of an Additional Collateral Mortgage Loan, the Mortgage 100(SM) Pledge Agreement or Parent Power(R) Agreement, sold and assigned by the Depositor to the Trustee and which is the subject of this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement (including any Cooperative Mortgage Loan) are identified on the Mortgage Loan Schedule.

     MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of March 8, 2000, among RWT Holdings, the Mortgage Loan Seller and the Depositor attached hereto as Exhibit P.

     MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as Exhibit A, setting forth the following information as to each Mortgage Loan:
(i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type of the Mortgaged Property; (iv) the original number of months to maturity and the number of months remaining to maturity from the Cut-off Date; (v) the Appraised Value of the Mortgaged Property as set forth in an appraisal which was delivered at the time of the origination of the Mortgage Loan, or, in the event the Mortgage Loan was made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such Appraised Value and the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan; (vi) the original Loan-to-Value Ratio; (vii) the current Mortgage Rate; (viii) the current Margin; (ix) the amount of the current Monthly Payment; (x) the next Interest Adjustment Date; (xi) the original Principal Balance of the Mortgage Loan; (xii) the Servicing Fee Rate, and (xiii) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date.

     MORTGAGE LOAN SELLER: Sequoia Mortgage Funding Corporation, a Delaware corporation, and its successors and assigns.

     MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     MORTGAGE POOL: The pool of Mortgage Loans held in the Trust Fund.

     MORTGAGE RATE: With respect to each Mortgage Loan, the per annum rate of interest for the applicable period borne by the Mortgage Loan, as determined pursuant to the Mortgage Note.

     MORTGAGED PROPERTY: The property subject to a Mortgage, which may include Co-op Shares.

     MORTGAGOR: The obligor on a Mortgage Note.

     NET INTEREST SHORTFALL: With respect to any Distribution Date, the sum of
(i) the Net Prepayment Interest Shortfall, if any, for such Distribution Date and (ii) the Relief Act Reduction, if any, for such Distribution Date as determined in Section 6.01.

     NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

     NET MORTGAGE RATE: As to any day and Mortgage Loan, its Mortgage Rate less the sum of (i) the Servicing Fee Rate, (ii) the per annum rate representing such Mortgage Loan's pro rata share of the Premium Amount and
(iii) the Trustee Fee Rate.

     NET PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, the aggregate of the Prepayment Interest Shortfalls incurred on the Mortgage Loans in the preceding Principal Prepayment Period that were not made up by the application of the Servicing Fees collected by the Master Servicer in respect of such Principal Prepayment Period pursuant to Section 6.03(c) and the Master Servicing Agreement.

     NONRECOVERABLE ADVANCE: Any advance previously made or proposed to be made in respect of a Mortgage Loan by the Master Servicer pursuant to Section
6.03 which, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from Late Collections, Liquidation Proceeds or otherwise. The determination by the Master Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee, the Mortgage Loan Seller, the Certificate Insurer and the Depositor and detailing the reasons for such determination.

     NON-U.S. PERSON: A Person other than a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia or an estate that is subject to U.S. federal income tax (regardless of the source of its income) or a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and
(b) one or more United States trustees have authority to control all substantial decisions of trust.

     OFFICERS' CERTIFICATE: A certificate signed by any one of the Chairmen of the Board, Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Depositor, the Master Servicer or the Mortgage Loan Seller, as the case may be, and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or the Mortgage Loan Seller and who is reasonably acceptable to the Trustee, the Surety and the Certificate Insurer; provided, however that the Trustee, the Surety and the Certificate Insurer shall receive an opinion of Independent counsel with respect to any opinion submitted regarding the qualification of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two REMICs or compliance with any of the REMIC Provisions.

     OPTIONAL PURCHASE DISTRIBUTION AMOUNT: As defined in Section 11.03.

     ORIGINAL ADDITIONAL COLLATERAL REQUIREMENT: With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required by MLCC at the time of the origination of such Additional Collateral Mortgage Loan in order to achieve a Constructive Loan-to-Value Ratio for such Additional Collateral Mortgage Loan, generally equal to seventy percent (70%); for purposes of the Required Surety Payment, in no event shall the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan exceed thirty percent (30%) of its original principal balance.

     ORIGINAL CLASS A PRINCIPAL BALANCE: $377,119,000.00.

     ORIGINAL CLASS B PRINCIPAL BALANCE: $3,809,982.43.

     ORIGINATE or ORIGINATION: When used with respect to a Mortgage Loan (whether or not used as a capitalized term), the closing and funding of such Mortgage Loan.

     OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not repurchased under Sections 2.01, 2.02, 3.01 or 3.04 or the Mortgage Loan Purchase Agreement prior to such Due Date.

     PARENT POWER(R)AGREEMENT: With respect to each Parent Power(R)Mortgage Loan, a Parent Power(R)Guaranty and Security Agreement for Securities Account or a Parent Power(R)Guaranty Agreement for Real Estate.

     PARENT POWER(R) GUARANTY AGREEMENT FOR REAL ESTATE: With respect to a Parent Power(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan, authorizes MLCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan. For purposes of this definition, the Parent Power(R) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the security instrument relating to the Equity Access(R) Account (as defined in the related Parent Power(R) Agreement) referred to therein, which rights have been retained by MLCC.

     PARENT POWER(R) GUARANTY AND SECURITY AGREEMENT FOR SECURITIES ACCOUNT:
With respect to a Parent Power(R) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

     PARENT POWER(R) MORTGAGE LOAN: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is supported by a Parent Power(R) Agreement.

     PAYING AGENT: The Person appointed by the Trustee as Paying Agent pursuant to Section 4.05. If the Trustee has not appointed a Paying Agent, the Trustee shall be the Paying Agent.

     PERCENTAGE INTEREST: As to any Class A or Class B Certificate, the percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Certificates of such Class; and as to the Class C and Class R Certificates, the Percentage Interest specified on the face thereof.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, entity or government or any agency or political subdivision thereof.

     POOL PRINCIPAL BALANCE: As to any Distribution Date, the aggregate Principal Balance of the Outstanding Mortgage Loans on the Due Date in the month of such Distribution Date.

     PREFERENCE AMOUNT: As defined in the Certificate Insurance Policy.

     PREMIUM AMOUNT: With respect to the Certificate Insurance Policy, the amount that is payable as a premium under the terms of the Certificate Insurance Policy.

     PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Principal Prepayment Period (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Sections 2.01, 2.02, 3.01, 3.04 or 11.01 hereof), the amount by which interest paid by the Mortgagor in connection with such Principal Prepayment of such Mortgage Loan is less than 30 days' interest at the related Mortgage Rate on the amount paid.

     PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-off Date with respect to an Mortgage Loan (after deduction of all principal payments due on or before the respective Cut-off Date whether or not paid but without deducting Monthly Payments due after the respective Cut-off Date and received on or before the respective Cut-off Date) reduced by all amounts distributed to Certificateholders that are allocable to principal of such Mortgage Loan (including Monthly Advances made pursuant to Section 6.03).

     PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to the sum of:

     (a) the principal portion of all Monthly Payments, whether or not received, which were due on the related Due Date on Outstanding Mortgage Loans as of such Due Date;

     (b) with respect to each Mortgage Loan, all Principal Prepayments made by the Mortgagor during the related Principal Prepayment Period;

     (c) with respect to each Mortgage Loan not described in (e) below, all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the Mortgagor, to the extent required to be paid to the Trustee under the Master Servicing Agreement and deposited in the Certificate Account pursuant to Section 5.01, which are allocable to principal and were received during the related Principal Prepayment Period, net of related unreimbursed Servicing Advances and net of any portion thereof which, as to such Mortgage Loan, constitutes Late Collections;

     (d) with respect to each Mortgage Loan that has been repurchased pursuant to Section 11.01 during the related Principal Prepayment Period, an amount equal to the Principal Balance of the Mortgage Loan as of the date of repurchase;

     (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Principal Prepayment Period, the amount allocable to the principal of such Liquidated Mortgage Loan that was recovered out of Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan in such Principal Prepayment Period; and

     (f) with respect to each Mortgage Loan repurchased during the related Principal Prepayment Period by RWT Holdings, the Class R-LT Certificateholder or Merrill Lynch Credit Corporation pursuant to Sections 2.01, 2.02, 3.01,
3.02 or 3.04 or the Mortgage Loan Purchase Agreement, an amount equal to the principal amount of the Purchase Price (exclusive of any portion thereof included in clause (a) above).

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) made by a Mortgagor which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     PRINCIPAL PREPAYMENT PERIOD: With respect to any Distribution Date, the related Due Period.

     PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased on any date pursuant to Sections 2.01, 2.02, 3.02 or 3.04 or the Mortgage Loan Purchase Agreement, an amount equal to the sum of (a) 100% of the Principal Balance thereof plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date to which interest was last paid by the Mortgagor through the end of the related Due Period.

     RATING AGENCY: Standard & Poor's and Moody's. References herein to the highest long-term debt rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and references to the second highest long-term rating category of a Rating Agency shall mean "AA" in the case of Standard & Poor's and "Aa1", "Aa2" or "Aa3" in the case of Moody's.

     REALIZED LOSS: As to any Liquidated Mortgage Loan, the portion, if any, of the principal of such Liquidated Mortgage Loan that was not recovered at the time such Liquidated Mortgage Loan became a Liquidated Mortgage Loan. A Realized Loss in respect of a Distribution Date is one that was incurred in the immediately preceding Principal Prepayment Period.

     RECORD DATE: As to each Distribution Date, the last Business Day of the calendar month immediately preceding the calendar month in which the Distribution Date occurs (or the Closing Date in the case of the First Distribution Date).

     REIMBURSEMENT AMOUNT: As to any Distribution Date, the sum of (x)(i) all Insured Payments in respect of the Class A Certificates previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to
Section 6.01 plus (ii) interest accrued on each such Insured Payment not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payment and (y)(i) any other amounts then due and owing to the Certificate Insurer under the Insurance Agreement plus
(ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Master Servicer of the amount of any Reimbursement Amount.

     RELIEF ACT REDUCTION: With respect to any Distribution Date, the aggregate amount of reductions, if any, in the amount of interest due on the Mortgage Loans on the related Due Date on account of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate mortgage investment conduit," as such term is defined in the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REO PROPERTY: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     REPURCHASE PROCEEDS: All proceeds of any Mortgage Loan or property acquired in respect thereof repurchased by RWT Holdings, the Class R-LT Certificateholder, Merrill Lynch Credit Corporation or the Certificate Insurer pursuant to Sections 2.01, 2.02, 3.02, 3.04 or 11.01 or the Mortgage Loan Purchase Agreement.

     REQUIRED PAYMENT: With respect to the Class A Certificates and any Distribution Date, the sum of (a) the amount, if any, by which (x) the aggregate of the full amounts (exclusive of any Net Interest Shortfall or Basis Risk Carryover Amount for such Distribution Date) due to be distributed on the Class A Certificates pursuant to clauses (ii) and (iii) of Section 6.01(a) exceeds (y) the amount of the funds (other than the Insured Payment made in respect of such Distribution Date) that will be on deposit in the Distribution Account in respect of such Distribution Date and then available to be distributed on the Class A Certificates, after taking into account all deposits required to be made to the Distribution Account on or prior to such Distribution Date, including without limitation all Monthly Advances and payments under the Certificate Guaranty Surety Bond, and (b) on the Distribution Date in April 2025, the amount, if any, necessary to reduce the Class A Principal Balance to zero (after giving effect to all other distributions of principal to be made on such Distribution Date in respect of the Class A Certificates), without deduction, in the case of either of the foregoing clauses (a) or (b), of any amounts required to be withheld that are attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes (including, without limitation, interest and penalties in respect thereof).

     REQUIRED SURETY PAYMENT: With respect to any Additional Collateral Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) related Additional Collateral Mortgage Loan Liquidation Shortfall and (ii) the excess, if any, of (a) the Original Additional Collateral Requirement with respect to such Mortgage Loan over (b) the net proceeds realized by MLCC from the related Additional Collateral as set forth in Section 5.05.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     RWT HOLDINGS: RWT Holdings, Inc., a Delaware corporation, and an Affiliate of the Mortgage Loan Seller.

     SERIOUS DELINQUENCIES: As to any Distribution Date, the average for the immediately preceding six calendar months of, with respect to each such calendar month, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Principal Balances (without duplication) as of the Due Date in such calendar month of (i) Mortgage Loans which are 60 or more days delinquent, (ii) Mortgage Loans in bankruptcy and 60 or more days delinquent, (iii) Mortgage Loans in foreclosure, plus (iv) Mortgage Loans relating to REO Properties (exclusive of any REO Properties which have been liquidated as of such Due Date), and the denominator of which is the Pool Principal Balance for such Distribution Date.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) ground rents, taxes, assessments water rates and other charges which are or may become a lien upon the Mortgaged Property and (v) compliance with the Master Servicer's obligations under the Master Servicing Agreement to maintain standard hazard insurance coverage on the Mortgaged Property.

     SERVICING FEE: With respect to each Mortgage Loan, the amount of the monthly fee paid for the servicing of such Mortgage Loan, equal to 1/12 of the Servicing Fee Rate multiplied by the Principal Balance of such Mortgage Loan. The right to receive the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payments collected by the Master Servicer, or as otherwise provided under the Master Servicing Agreement.

     SERVICING FEE RATE: With respect to each Mortgage Loan, the applicable servicing fee rate as in effect for such Mortgage Loan (which may be either 0.25% or 0.375% per annum) and as set forth in the Mortgage Loan Schedule.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SERVICING TRANSFER COSTS: All reasonable costs and expenses incurred by the Trustee or other successor Master Servicer in connection with the transfer of master servicing from a predecessor Master Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee or other successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or other successor Master Servicer to assume the master servicing of the Mortgage Loans properly and effectively.

     SINGLE CERTIFICATE: A Certificate of any Class (other than a Class C, Class R-LT or Class R-UT Certificate) that evidences a principal denomination of $1,000.

     STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

     STEP-DOWN DATE: The later of:

          (i) the thirty-sixth (36th) Distribution Date (or, with the prior consent of the Certificate Insurer, any earlier Distribution Date); and

          (ii) the first Distribution Date on which the Pool Principal Balance for such Distribution Date is less than or equal to 50.00% of the Cut-off Date Pool Balance.

     SUBSEQUENT OPTIONAL TERMINATION DATE: The Distribution Date on or after the Distribution Date on which the Pool Principal Balance (less the Principal Distribution Amount for such Distribution Date) has been reduced to 10% or less of the Cut-off Date Pool Balance.

     SUB-SERVICER: Any Person with whom the Master Servicer enters into a Sub-Servicing Agreement.

     SUB-SERVICING AGREEMENT: Any written contract between the Master Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage Loans as permitted by the Master Servicing Agreement, in such form as has been approved by the Trustee, the Mortgage Loan Seller, the Certificate Insurer or the Surety.

     SURETY: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation), or any successor thereto, as issuer of the Certificate Guaranty Surety Bond.

     SURETY AGREEMENT: The Surety Bond Reimbursement Agreement dated as of March 28, 1996 between Merrill Lynch Credit Corporation and the Surety.

     TRANSFER: A direct or indirect transfer or other assignment of record or beneficial interest in a Class R Certificate.

     TRIGGER EVENT: As to any Distribution Date, a Trigger Event is in effect if on such date the excess, if any, of (i) the Pool Principal Balance as of the immediately preceding Distribution Date over (ii) the Class A Principal Balance (before giving effect to the distribution of principal on such Distribution Date) is less than 50.00% of the product of (a) Serious Delinquencies and (b) the Pool Principal Balance for such Distribution Date.

     TRUST FUND: The trust created by this Agreement, to the extent described herein, and entitled "Sequoia Mortgage Trust 4," the corpus of which consists of (i) the Mortgage Loans, (ii) such assets as shall from time to time be identified as deposited in the Certificate Account, Distribution Account or the Carryover Reserve Fund, (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) each standard hazard insurance policy (or replacement therefor), and the proceeds thereof, with respect to the Mortgage Loans (v) all right, title and interest of the Depositor in and to the Mortgage Loan Purchase Agreement, the Master Servicing Agreement, the Master Mortgage Loan Purchase Agreement, the Pledged Asset Mortgage Servicing Agreement, each Mortgage 100(SM) Pledge Agreement and each Parent Power(R) Agreement, (vi) the Certificate Insurance Policy, (vii) the Certificate Guaranty Surety Bond and (viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. The Pledged Asset Mortgage Servicing Agreement, the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein) shall not be part of the two REMICs created by this Agreement.

     TRUSTEE: Norwest Bank Minnesota, National Association, as trustee, or its successor in interest or any successor or co-trustee under this Agreement appointed as herein provided.

     TRUSTEE FEE: As to each Distribution Date, the sum of (i) fee computed monthly and payable to the Trustee from the assets of the Trust pursuant to
Section 6.01(a)(i), which is calculated as an amount equal to the product of the Trustee Fee Rate and the Pool Principal Balance as of the first day of the related Due Period and (ii) any net investment income on the Distribution Account payable to the Trustee pursuant to Section 6.01.

     TRUSTEE FEE RATE: 0.006% per annum.

     UNPAID BASIS RISK CARRYOVER AMOUNT: As to any Distribution Date, the amount, if any, equal to (a) the aggregate Basis Risk Carryover Amount distributable on the Class A and/or Class B Certificateholders for such Distribution Date, minus (b) the aggregate Basis Risk Carryover Amount distributed to the Class A and/or Class B Certificateholders on such Distribution Date.

     UPPER-TIER INTEREST R: The sole class of "residual interest" in the Upper-Tier REMIC and the beneficial ownership of which is evidenced by the Class R-UT Certificate.

     UPPER-TIER REMIC: As described in Section 2.05.

     Section 1.02. Interest Calculations. Interest on the Class A and Class B Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                              [End of Article I]

                                  ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

     Section 2.01. Conveyance of Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee (for inclusion in the Trust Fund), without recourse, all of the Depositor's right, title and interest in and to the Mortgage Loans, including the related Mortgage Documents and all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Mortgage Loans on or before the Cut-off Date, and all other proceeds received in respect of such Mortgage Loans.

     In addition to the conveyance of the Mortgage Loans, the Depositor does hereby convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii) through
(viii) of the definition thereof.

     In connection with the foregoing conveyance of the Mortgage Loans, on or prior to the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall deliver to, and deposit with, the Custodian the Mortgage File with respect to each Mortgage Loan so assigned.

     In the event the Mortgage Loan Seller, as directed by the Depositor, cannot deliver any original document so required at the time of the Closing Date by reason of the fact that such document has not been returned by the appropriate public recording office, the Mortgage Loan Seller shall deliver such original document to the Custodian as promptly as possible upon receipt thereof from the appropriate public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Mortgage Loan Seller, as directed by the Depositor, shall deliver to the Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage. Upon receipt from the Master Servicer from time to time of any additional original documents evidencing an assumption or modification of a Mortgage Loan approved by the Master Servicer, the Mortgage Loan Seller shall forward or cause to be forwarded to the Custodian such original documents and shall provide the Trustee with notice of the delivery thereof to the Custodian.

     The Mortgage Loan Seller shall (i) cause the Assignments of Mortgage to be prepared and completed in the name of "Norwest Bank Minnesota, N.A., as Trustee" as provided in the Custodial Agreement and (ii) cause the Assignments of Mortgage as so completed to be delivered for recording in the appropriate public office for real property records within 180 days of the Closing Date, except that the Mortgage Loan Seller need not cause to be recorded any Assignment of Mortgage which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel acceptable to the Trustee and the Certificate Insurer, from local counsel, delivered by the Mortgage Loan Seller (at the Mortgage Loan Seller's expense) to the Trustee and the Certificate Insurer, the recordation of such assignment is not necessary to protect the Trustee's, the Certificateholders' and the Certificate Insurer's interest in the related Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Mortgage Loan Seller or RWT Holdings; provided, however, notwithstanding the delivery of any legal opinions, each Assignment of Mortgage shall be recorded upon the earliest to occur of (i) the direction by the Certificate Insurer, or (ii) any bankruptcy, insolvency or foreclosure with respect to the related Mortgagor.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Custodian, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to
Section 5.01.

     It is the intention of this Agreement that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Mortgage Loans from the Mortgage Loan Seller to the Depositor to the Trustee is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Depositor's right, title and interest in, to and under the obligation deemed to be secured by said pledge; and it is the intention of this Agreement that the Mortgage Loan Seller and the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Mortgage Loan Seller's and the Depositor's right, title, and interest in, to, and under the obligation deemed to be secured by said pledge and that the Trustee and the Custodian shall be deemed to be an independent custodian for purposes of perfection of such security interest. If the conveyance of the Mortgage Loans from the Depositor to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Mortgage Loan Seller and the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of Mortgage Loan Seller's and the Depositor's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     Section 2.02. Acceptance by Trustee. The Trustee acknowledges the assignment to it of the documents referred to in Section 2.01 above and acknowledges that upon the Custodian's receipt thereof, pursuant to the Custodial Agreement, the Custodian will hold such documents and any other documents constituting a part of the Mortgage Files delivered to the Custodian in trust for the use and benefit of all present and future Certificateholders, the Certificate Insurer and the Surety.

     On the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall cause the Custodian to execute and deliver to the Trustee a trust receipt, whereby the Custodian acknowledges receipt of the documents identified in the applicable trust receipt and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of the Trustee, the Certificate Insurer and the Surety. As provided in the Custodial Agreement, the Custodian will maintain possession of the Mortgage Notes in the State(s) provided in the Custodial Agreement, unless otherwise permitted by the Trustee, the Certificate Insurer and the Surety.

     On the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall cause the Custodian, pursuant to the Custodial Agreement, to execute and deliver to the Trustee, the Certificate Insurer and the Surety a trust receipt constituting an initial certification in the form attached to the Custodial Agreement. Based on its review and examination required by and in accordance with the Custodial Agreement, and only as to the documents identified in such initial certification, the Custodian will acknowledge that such documents appear regular on their face and relate to such Mortgage Loan; provided that the Custodian shall be under no obligation to ascertain that, except as therein provided, any information set forth in said schedule is accurate. Neither the Trustee nor the Custodian shall be under any duty or obligation to determine that said documents, instruments, certificates or other papers are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

     On the 180th day after the Closing Date, the Depositor (or the Mortgage Loan Seller at the direction of the Depositor) shall cause the Custodian to deliver to the Trustee, the Certificate Insurer and the Surety a final certification, with any applicable exceptions noted thereon.

     During the period any Mortgage Loan is subject to this Agreement and the Custodian holds the related Mortgage File, if the Custodian discovers any defect with respect to the Mortgage File, the Trustee shall cause the Custodian, subject to the terms of the Custodial Agreement, to give written specification of such defect to the Mortgage Loan Seller, the Trustee and the Certificate Insurer.

     The determination by the Trustee that any document in a Mortgage File is defective shall be absolute and final, and the Mortgage Loan Seller shall fully comply with such determination and shall correct or cure such defect (or substitute for or purchase the related Mortgage Loan) as provided below unless the Mortgage Loan Seller provides, at its expense, to the Certificate Insurer, the Surety, the Custodian and the Trustee an Opinion of Counsel concluding that such defect will not adversely affect the interests of the Certificate Insurer, the Surety, the Custodian, the Trustee or any Certificateholder.

     With respect to any exceptions listed in the initial or final trust receipts or any notice of defect delivered by the Custodian during the term of this Agreement, the Mortgage Loan Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Mortgage Loan Seller does not correct or cure such defect within such period, the Mortgage Loan Seller shall either (a) substitute for the related Mortgage Loan one or more new Mortgage Loans, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 3.03(i) through (ix), or (b) purchase such Mortgage Loan from the Trustee within 60 days from the date the Mortgage Loan Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan. Any such substitution pursuant to (a) above shall not be effected prior to the delivery to the Custodian of a request for release (substantially in one of the forms attached to the Custodial Agreement). The Purchase Price for any such Mortgage Loan purchased pursuant to clause (b) shall be deposited by the Mortgage Loan Seller in the Certificate Account on or prior to the Business Day preceding the Distribution Date in the month following the month of purchase and, upon receipt by the Trustee of such deposit and notice by the Trustee to the Custodian of such receipt, the Trustee shall cause the Custodian to release the related Mortgage File to the Mortgage Loan Seller and execute and deliver at the Mortgage Loan Seller's request such instruments of transfer or assignment prepared by the Mortgage Loan Seller or the Trustee, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller, or its designee, the Depositor's and the Trustee's interest in any Mortgage Loan released pursuant hereto.

     The Custodian will retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth in the Custodial Agreement. The Depositor or the Trustee shall promptly deliver to the Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Depositor or Trustee from time to time.

     It is understood and agreed that the obligation of the Mortgage Loan Seller to purchase or substitute for any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety.

     Section 2.03. [Reserved]

     Section 2.04. Trust Fund; Authentication of Certificates. Subject to the provisions of Section 2.01, the Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders, the Certificate Insurer and the Surety. The Trustee acknowledges the assignment to it of the Mortgage Loans, the Mortgage 100(SM) Pledge Agreements and the Parent Power(R) Agreements and has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange therefor, Certificates duly authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Fund.

     Section 2.05. REMIC Elections. The Depositor hereby directs the Trustee to sign two initial tax returns which shall cause the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) to elect for federal income tax purposes to consist of two REMICs. This Agreement shall be construed so as to carry out the intention of this Agreement that the Lower-Tier REMIC shall consist of all of the assets constituting the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) and shall be evidenced by the Lower-Tier Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions) and the Lower-Tier Interest R (which will represent the single "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions). In addition, the Upper-Tier REMIC at all times prior to the date on which final payment is made (or made available on demand) to the Holders of any Class A, Class B and Class C Certificates shall consist of the Lower-Tier Regular Interests and shall be evidenced by the Class A, Class B and Class C Certificates (which will represent the "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions) and the Upper-Tier Interest R (which will represent the single "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions). The Class R-LT Certificate shall represent beneficial ownership of the Lower-Tier Interest R and the Class R-UT Certificate shall represent beneficial ownership of the Upper-Tier Interest R. The Closing Date is hereby designated as the "startup day" of such REMIC within the meaning of Section 860G(a)(9) of the Code. The Trustee will apply for an Employee Identification Number for the Upper-Tier REMIC and for the Lower-Tier REMIC from the Internal Revenue Service on Form SS-4 or any other acceptable method for all tax entities.

     The Trustee shall treat the Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class C Certificateholders and that is not an asset of any REMIC created hereunder. The Trustee shall treat Basis Risk Carryover Amounts paid to the Class A and Class B Certificateholders as paid first by the Upper-Tier REMIC to the Class C Certificateholders, deposited by the Class C Certificateholders into the Carryover Reserve Fund, and then paid to the Class A and Class B Certificateholders pursuant to an interest rate cap contract written by the Class C Certificateholder in favor of the Class A and Class B Certificateholders. Thus, each Class A and Class B Certificate shall be treated as representing ownership of not only regular interests in the Upper-Tier REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the regular interests in the Upper-Tier REMIC, the Trustee shall assume that each interest rate cap contract has a value of $5,000.

     Section 2.06. REMIC Tax Accounting Matters. The tax year of the Upper-Tier REMIC and the Lower-Tier REMIC shall be the calendar year, and the Trust Fund shall use the accrual method of reporting income and loss.

     Section 2.07. REMIC Certificate Maturity Date. All regular interests in the Lower-Tier and Upper-Tier REMICs created hereby will be retired on or before the Distribution Date in April 2025.

     Section 2.08. Lower-Tier REMIC. Principal of and interest on the Lower-Tier Regular Interests and the Lower-Tier Interest R shall be allocated to the Corresponding Class of Certificates in the manner set forth in the following table:


                      Corresponding Class of Certificates

  Lower-Tier           Initial                 Lower-Tier            Allocation of          Allocation
    Interest      Principal Balance        Pass-Through Rate          Principal(1)          of Interest
  ----------      -----------------        -----------------        ---------------         -----------
       A            $377,119,000                 (2)                   Class A         Class A and Class C

       B           $3,809,982.43                 (2)                   Class B         Class B and Class C

    R(4)(5)             (3)                      (3)                     N/A                   N/A


---------------

(1) The amount of principal allocable from a Lower-Tier Regular Interest to its Corresponding Class of Certificate on any Due Date shall be 100%.

(2) The Lower-Tier Pass-Through Rate for Lower-Tier Interests A and B for any Due Date will be equal to the Alternate Certificate Rate for such Due Date.

(3) The Lower-Tier Interest R will have no Principal Balance and will not bear interest.

(4) Payments on the Lower-Tier Regular Interests to the Upper-Tier REMIC shall be deemed made on the Due Date that relates to the Distribution Date for the Certificates.

(5) The beneficial ownership of the Lower-Tier Interest R will be represented by the Class R-LT Certificate and the beneficial ownership of the Upper-Tier Interest R will be represented by the Class R Certificate.

                              [End of Article II]

                                 ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR,
               THE MASTER SERVICER AND THE MORTGAGE LOAN SELLER;
                         REPURCHASE OF MORTGAGE LOANS;

     Section 3.01. Representation and Warranty of the Depositor and the Master Servicer. (a) The Depositor hereby represents, warrants and agrees that:

          (i) the Depositor has entered into the Mortgage Loan Purchase Agreement with the Mortgage Loan Seller pursuant to which it acquired the Mortgage Loans;

          (ii) the Mortgage Loan Purchase Agreement contains such representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans as are set forth in Exhibit O attached hereto; and

          (iii) the Depositor has transferred to the Trustee (for inclusion in the Trust Fund) each Mortgage Loan free of any liens, claims, charges or other encumbrances created by the Depositor and there has been no other sale or assignment thereof by the Depositor.

     (b) The Depositor hereby assigns, transfers and conveys to the Trustee its rights under the Mortgage Loan Purchase Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller and RWT Holdings contained therein, together with all rights of the Depositor to require the Mortgage Loan Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with the Mortgage Loan Purchase Agreement. Except as specifically set forth above, the Depositor makes no representations or warranties with respect to the Mortgage Loans and has no obligation to repurchase or substitute for Mortgage Loans on account of deficient documentation, a breach of the representations and warranties set forth in Exhibit O attached hereto or any other reason.

     (c) The Master Servicer hereby represents, warrants and agrees that:

          (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each state in which any Mortgaged Property is located or is not required under applicable law to obtain such qualification and no demand for such qualification has been made upon the Master Servicer by any such state. The Master Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the master servicing of the Mortgage Loans by it in accordance with the terms of this Agreement;

          (ii) The Master Servicer has the full power and authority to master service each Mortgage Loan, to execute and deliver this Agreement, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by availability of equitable remedies; and

          (iii) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement will materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Master Servicer's certificate of incorporation or bylaws or any material legal restriction or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

     Section 3.02. Representations, Warranties and Covenants of the Mortgage Loan Seller. The Mortgage Loan Seller hereby represents, warrants and agrees that:

     (a) the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans contained in Exhibit O attached hereto), and by this reference incorporated herein, are true and correct as of the Closing Date, or if so specified therein, as of the Cut-off Date;

     (b) each of the Mortgage Loans is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

     (c) the execution, delivery and performance of this Agreement by it are within its powers and have been duly authorized by all necessary action on its part;

     (d) the execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Mortgage Loans; and

     (e) this Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

     The Mortgage Loan Seller acknowledges and agrees that the Depositor has assigned, transferred and conveyed to the Trustee all of the Depositor's rights under the Mortgage Loan Purchase Agreement including, without limitation, the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans contained therein (a copy of which representations and warranties is attached hereto as Exhibit O). The Mortgage Loan Seller further acknowledges and agrees that the Trustee, as assignee of all of the Depositor's rights under the Mortgage Loan Purchase Agreement, may enforce all the covenants of the Mortgage Loan Seller therein contained and all remedies for deficient documentation and breaches of the representations and warranties contained therein (and in Exhibit O hereof) directly against the Mortgage Loan Seller. It is understood and agreed that the representations and warranties of the Mortgage Loan Seller with respect to the Mortgage Loans set forth in the Mortgage Sale Agreement (and contained in Exhibit O hereof) shall survive delivery of the respective Mortgage Files to the Custodian for the benefit of the Trustee, the Certificate Insurer and the Surety.

     Upon discovery by any of the parties hereto or the Certificate Insurer of a breach of a representation or warranty described in this Section 3.02 that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, the Certificate Insurer or the Surety in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and the Certificate Insurer. The Mortgage Loan Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of the Mortgage Loan Seller contained therein) made pursuant to this Section 3.02 which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, the Certificate Insurer or the Surety, in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, either (i) remove such Deleted Mortgage Loan from the Trust Fund and substitute in its place a replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section 3.02; or (ii) purchase the affected Mortgage Loan or Mortgage Loans from the Trust Fund with the Trustee releasing its lien thereon at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Custodian of a request for release of documents and the Mortgage File for any such replacement Mortgage Loan. The Mortgage Loan Seller shall promptly reimburse the Trustee or the Certificate Insurer for any expenses reasonably incurred by the Trustee or the Certificate Insurer in respect of enforcing the remedies for such breach.

     With respect to the representations and warranties described in this
Section 3.02 which are made to the best of the Mortgage Loan Seller's knowledge, if it is discovered by either the Trustee or the Certificate Insurer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of any Mortgage Loan, the interests of the Certificateholders, the Certificate Insurer or the Surety therein, notwithstanding the Mortgage Loan Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to any replacement Mortgage Loan or Mortgages, the Mortgage Loan Seller shall deliver to the Custodian, for the benefit of the Certificateholders, the Certificate Insurer and the Surety, the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are required by the Custodial Agreement with the Mortgage Note endorsed and the Mortgage assigned as required by the Custodial Agreement. Scheduled payments due with respect to replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Mortgage Loan Seller. For the Distribution Date following the month of substitution, the Available Distribution Amount will include the monthly payment due on any Deleted Mortgage Loan on the Due Date for such Distribution Date and thereafter the Mortgage Loan Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

     In the event that the Mortgage Loan Seller shall have purchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account before the related Determination Date for the Distribution Date in the month following the month during which the Mortgage Loan Seller became obligated hereunder to purchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the Trustee shall cause the release of the related Mortgage File held by the Custodian for the benefit of the Certificateholders, the Certificate Insurer and the Surety to the Mortgage Loan Seller, and the Trustee shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to transfer title from the Trust Fund and release of the Trustee's lien thereon. It is understood and agreed that the obligation under this Agreement of the Mortgage Loan Seller to cure, purchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Mortgage Loan Seller respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety.

     Section 3.03. Option to Substitute. If the Mortgage Loan Seller is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 3.02, then within the period of time specified in each such Section, the Mortgage Loan Seller may, at its option, but only during the applicable specified period, remove such deficient Mortgage Loan (a "Deleted Mortgage Loan") from the terms of this Agreement and substitute another mortgage loan for such Deleted Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan. Any eligible substitute Mortgage Loan shall (i) have an outstanding principal balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not less than 90% of, the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Mortgage Loan Seller in the Certificate Account not later than the succeeding Determination Date and held for distribution to the holders of the Certificates on the related Distribution
Date), (ii) have a Maximum Mortgage Rate not less than (and not more than two percentage points greater than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, (iii) have a gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the aggregate Cut-off Date Pool Balance have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan, (iv) have a Constructive Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vi) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate,
(vii) have the same or higher credit score, (viii) have an initial Interest Adjustment Date no earlier than five months before, and no later than five months after, the initial Interest Adjustment Date for the Deleted Mortgage Loan, (ix) be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code, and (x) be in compliance with the representations and warranties referenced in Section 3.02 as of the date of substitution.

     If the aggregate principal balance of all such replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution), the Mortgage Loan Seller shall deposit such differential amount in the Certificate Account, which amount shall be deemed to be a Principal Prepayment. Such deposit in the Certificate Account by the Mortgage Loan Seller shall be made on or before the Business Day preceding the Distribution Date in the month succeeding the month during which the related Mortgage Loan or Mortgage Loans became required to be purchased or replaced hereunder. Notwithstanding anything in this Agreement to the contrary, the Mortgage Loan Seller shall not substitute a mortgage loan for a Deleted Mortgage Loan at any time after two
(2) years after the Closing Date.

     The Mortgage Loan Seller shall verify the eligibility of replacement Mortgage Loans in connection with any such substitutions of Mortgage Loans. The Mortgage Loan Seller shall also instruct the Master Servicer to amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Mortgage Loan Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties referenced in Section 3.02 as of the date of such substitution and to have represented and warranted that such substitute Mortgage Loan satisfies the requirements of this Section 3.03. Upon any such substitution and the deposit to the Certificate Account of the amount, if any, required to be deposited therein in connection with such substitution, the Trustee shall cause the release of the Mortgage File held by the Custodian for the benefit of the Certificateholders, the Certificate Insurer and the Surety relating to such Deleted Mortgage Loan(s) to the Mortgage Loan Seller and shall execute and deliver at the Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to vest title in the Mortgage Loan Seller, the Depositor's and the Trustee's interest in any Deleted Mortgage Loan(s) substituted for pursuant to this Section 3.03.

     Section 3.04. Convertible Mortgage Loans; Certain Procedures and Purchases. (a) In connection with its direct servicing of the Mortgage Loans under the Master Servicing Agreement, the Master Servicer shall determine the fixed interest rates or new Index and Margin, as applicable, into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the terms thereof. In accordance with the Master Servicing Agreement, the Master Servicer shall make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Convertible Mortgage Loans until the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates or new Indices and related Margins.

     (b) On or before the fifteenth (15th) Business Day of each month, the Mortgage Loan Seller will deliver to the Trustee, the Custodian and the Master Servicer a report listing any Convertible Mortgage Loans which have converted to a fixed interest rate or a different Index and Margin. Promptly upon receipt of such report, the Trustee will notify the Mortgage Loan Seller of the identity of Class R-LT Certificateholder if the Class R-LT Certificateholder is a Person other than the Mortgage Loan Seller. If the Mortgage Loan Seller is not the Class R-LT Certificateholder, the Mortgage Loan Seller shall promptly notify the Class R-LT Certificateholder of each such loan that has converted to a different Index and Margin. Following the receipt of such notice, the Class R-LT Certificateholder may, at its discretion (but shall not be obligated to), purchase such Convertible Mortgage Loan at the Conversion Price. The Class R-LT Certificateholder must notify the Trustee of its election to purchase such Convertible Mortgage Loan no later than the last Business Day of the month in which the Class R-LT Certificateholder received the report of conversion of such Convertible Mortgage Loan. Such notice to the Trustee must designate a Distribution Date occurring within thirty (30) days of such notice for the closing of the purchase. In addition, in the case of any Convertible Mortgage Loan for which the adjustable interest rate thereon has converted to a fixed interest rate, the Mortgage Loan Seller shall cause MLCC to repurchase such loan at the Conversion Price within thirty (30) days of the date of conversion of such loan pursuant to the terms of the master mortgage loan purchase agreement under which RWT Holdings acquired the Mortgage Loans from MLCC. All amounts paid by the Holder of the Class R-LT Certificate or MLCC in connection with such purchase of a Convertible Mortgage Loan shall be deposited in the Certificate Account no later than one Business Day prior to the applicable Distribution Date.

     (c) Notwithstanding that the adjustable interest rate on a Convertible Mortgage Loan has converted to a fixed interest rate or to a new Index and Margin in any month, such Convertible Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Convertible Mortgage Loan is purchased by the Holder of the Class R-LT Certificate or MLCC, as applicable, pursuant to Section 3.04(b).

     (d) In the event that any Convertible Mortgage Loan is not purchased as permitted or required in Section 3.04(b), the amount of the conversion fee, if any, paid by the Mortgagor in connection with the conversion of the adjustable rate on such Convertible Mortgage Loan into a fixed rate or a different Index shall be retained by the Master Servicer and shall not be deposited into the Certificate Account. The right of the Master Servicer to retain the amounts, if any, permitted by this subsection (d) shall not limit or affect any purchase under subsection (b) above.

     (e) Upon any purchase of a Convertible Mortgage Loan by the Holder of the Class R-LT Certificate or Merrill Lynch Credit Corporation pursuant to Section 3.04(b) and the deposit in the Certificate Account of the Conversion Price, the Holder of the Class R-LT Certificate or the Mortgage Loan Seller (in the case of a MLCC repurchase only) shall give the Trustee written notice thereof and, based thereon, the Trustee shall release, or cause the Custodian to release, the related Mortgage File and convey such Mortgage Loan to the Holder of the Class R-LT Certificate, its designee, or to Merrill Lynch Credit Corporation, as appropriate, whereupon such purchased Convertible Mortgage Loan shall cease to be part of the Trust Fund.

                             [End of Article III]

                                  ARTICLE IV

                               THE CERTIFICATES

     Section 4.01. The Certificates. The Class A Certificates, Class B Certificates, Class C Certificates, Class R-LT Certificate and Class R-UT Certificate shall be substantially in the forms annexed hereto as Exhibits C, D, E, F and G, respectively, and shall, on original issue, be executed and authenticated by the Trustee upon the assignment to the Trustee of the documents specified in Section 2.01, and delivered to or upon the order of the Depositor. The Class A and Class B Certificates shall be issuable in the minimum original dollar denominations (and integral multiples of approximately $1,000 in excess of such amount, except for one Certificate for each Class representing the balance of such Class) and aggregate original dollar denominations per Class as set forth in the following table:


                                                        Aggregate
                            Minimum                Approximate Original
                           Original                Denominations of all
        Class            Denomination             Certificates of Class
        -----            ------------             ---------------------
          A                $ 25,000                    $377,119,000
          B                $500,000                   $3,809,982.43

     So long as the Class A Certificates are Book-Entry Certificates, the Class A Certificates that are Book-Entry Certificates shall be evidenced by one or more certificates representing Class A Certificates in denominations acceptable to the Depository. Beneficial ownership of the Class A Certificates that are Book-Entry Certificates may be held in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. The minimum Percentage Interest for a Class C Certificate shall be 20% and the minimum Percentage Interest for a Class R-LT or Class R-UT Certificate shall be 100%.

     The Certificates shall be signed by manual or facsimile signature on behalf of the Trustee by one of its officers. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by an authorized officer of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

     Section 4.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) Subject to Section 4.02(c), upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate or Certificates of a like Class and aggregate denomination and dated the date of authentication by the Trustee.

     (c) No transfer of a Class B, Class C, Class R-LT or Class R-UT Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the Trustee shall, if not otherwise directed by the Depositor, require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a certification, substantially in the form of Exhibit L hereto, acceptable to and in form and substance satisfactory to the Trustee setting forth the facts surrounding such transfer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to the Mortgage Loan Seller, Redwood Trust, Inc., RWT Holdings or any of their wholly-owned subsidiaries. Such Opinion of Counsel and certification shall not be an expense of the Trustee, the Depositor or the Master Servicer. The Trustee, the Master Servicer and the Depositor may, without the consent of any Certificateholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 4.02(c) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

     (d) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class B, Class C, Class R-LT or Class R-UT Certificate shall be made unless the Trustee shall have received either (i) a representation letter (substantially in the form attached hereto as Exhibit N) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Certificate with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Mortgage Loan Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Mortgage Loan Seller or the Master Servicer.

     (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever a Certificate is so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment by the affected Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

     (g) All Certificates surrendered for transfer and exchange shall be cancelled and retained or destroyed by the Trustee in accordance with its standard procedures.

     (h) Notwithstanding anything to the contrary contained herein, unless and until the Trustee shall have received an Opinion of Counsel that is Independent, satisfactory in form and substance to the Trustee and the Certificate Insurer, to the effect that the absence of the transfer restrictions contained in this Section 4.02(h) would not result in the imposition of federal income tax upon the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) to fail to qualify as two REMICs, no transfer, sale or other disposition of the Class R-LT or Class R-UT Certificate (including a beneficial interest therein) may be made without the express written consent of the Trustee.

     (i) As a condition to the granting of the consent referred to in Section 4.02(h), prior to the transfer, sale or other disposition of the Class R-LT or Class R-UT Certificate, the Trustee shall require that the proposed transferee deliver to the Trustee an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming either
(A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under the Code and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of the board of directors of which corporation is not selected by the United States, any state or political subdivision thereof), (B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of section 1381(a)(2)(C) of the Code) (any Person described in (A), (B), or (C) being referred to herein as a "Disqualified Organization"), (ii) such transferee is not acquiring such Certificates as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. A Responsible Officer of the Trustee shall not grant the consent referred to in Section 4.02(h) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of such Certificates to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Certificates for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificates. If any purported transfer shall be in violation of the provisions of Section 4.02(h), then the prior Holder of such Certificates shall, upon discovery that the transfer of such Certificates was not in fact permitted in Section 4.02(h), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Certificates. The Trustee, the Depositor, the Master Servicer and the Mortgage Loan Seller shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by Section 4.02(h) or for the Payment Agent making payments due on any such Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was registered under the written certification of the Trustee as described in Section 4.02(h). The prior Holder shall be entitled to recover from any purported Holder of any such Certificate that was in fact not a permitted transferee under Section 4.02(h) at the time it became a Holder all payments made on such Certificate; provided that neither the Mortgage Loan Seller, the Depositor, the Master Servicer nor the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this Section 4.02(i). Each such Certificateholder, by the acceptance of a Class R-LT or Class R-UT Certificate, shall be deemed for all purposes to have consented to the provisions of Section 4.02(h) and to any amendment of this Agreement deemed necessary by counsel of the Trustee, as evidenced by an Opinion of Counsel, to ensure that either such Certificate is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Certificate will not cause the imposition of a tax upon the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) to fail to qualify as two REMICs. The restrictions on transfer of either such Certificate will cease to apply and be void upon receipt by the Trustee of the Opinion of Counsel as described in
Section 4.02(h) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class R-LT or Class R-UT Certificate under this Section 4.02(i) acquires any beneficial interest in a Class R-LT or Class R-UT Certificate in violation of the restrictions in this Section 4.02(i), then the Trustee, based on information provided to it by the Master Servicer and/or the Mortgage Loan Seller, will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to be reimbursed by such Person for the cost of providing such information.

     (j) [Reserved]

     (k) Except as provided in paragraph (l) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of registration of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such B Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (l) If (x)(i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 50% of the principal balance of the Class A Certificates and the Certificate Insurer and the Surety together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of such Certificate Owners and the Certificate Insurer and the Surety, as applicable, the Trustee shall notify all Certificate Owners of such Class, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates (the "Definitive Certificates"), as applicable, to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all applicable references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. In addition, the Class A Certificates shall be in the form of Definitive Certificates up to the time the Class A Certificates are transferred to public investors.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement.

     Section 4.04. Persons Deemed Owners. The Depositor, the Master Servicer, the Certificate Insurer, the Surety and the Trustee shall treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the distributions to the Certificateholders of such Class are entitled, for the purpose of receiving remittances pursuant to
Section 6.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee shall be affected by notice to the contrary.

     Section 4.05. Appointment of Paying Agent. The Trustee may appoint a Paying Agent hereunder. In the event of any such appointment, no later than 12:00 noon New York City time, on the Business Day preceding each Distribution Date, the Trustee shall withdraw from the Certificate Account and transfer to the Paying Agent for deposit in the Distribution Account a sum which, together with other amounts deposited in the Distribution Account, will be sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 6.01. The Trustee shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee, the Certificateholders and the Surety for failure of the Paying Agent to perform such obligations. The Trustee designates Norwest Bank Minnesota, National Association as the initial Paying Agent. The Trustee shall notify each Rating Agency, the Certificate Insurer and the Surety of any appointment of an additional or successor Paying Agent.

     The Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Trustee on behalf of the Certificateholders (or the Certificate Insurer and the Surety) entitled thereto until such sums shall be paid to such Certificateholders (or the Certificate Insurer and the Surety).

                              [End of Article IV]

                                  ARTICLE V

                   ADMINISTRATIVE AND SERVICING OBLIGATIONS

     Section 5.01. Establishment of Certificate Account; Deposits in Certificate Account. The Trustee shall establish and maintain a Certificate Account (the "Certificate Account") which shall be an Eligible Account, titled "Norwest Bank Minnesota, National Association, as trustee for the benefit of the holders of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates," into which the Trustee shall deposit or cause to be deposited on the day of receipt any payments and collections remitted by the Master Servicer or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) under the Master Servicing Agreement. Such Certificate Account shall be established with the Trustee or a commercial bank, a mutual savings bank, or a savings and loan association.

     Funds in the Certificate Account may be invested in Eligible Investments (selected by and at the direction of the Mortgage Loan Seller) which shall mature not later than the earlier of the day on which the funds in the Certificate Account are required to be transferred by the Trustee for deposit into the Distribution Account (except that if such Eligible Investment is an obligation of the Trustee and the Certificate Account is maintained with the Trustee, then such Eligible Investment shall mature not later than such Distribution Date), and any such Eligible Investment shall not be sold or disposed of prior to its maturity. In the absence of direction by the Mortgage Loan Seller, all funds in the Certificate Account shall remain uninvested. All such Eligible Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be for the benefit of the Mortgage Loan Seller and shall be subject to its withdrawal or order from time to time and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Certificate Account by the Mortgage Loan Seller out of its own funds, without any right of reimbursement therefor, immediately as realized.

     All income from Eligible Investments held in the Certificate Account shall be paid to the Mortgage Loan Seller as compensation for the following services to be performed by the Mortgage Loan Seller under this Agreement, including but not limited to:

          (i) Verification of the eligibility of replacement Mortgage Loans in connection with any substitutions of Mortgage Loans pursuant to Section 3.03; and

          (ii) Monitoring of the performance by the Master Servicer of all of the Master Servicer's duties, responsibilities and obligations under the Master Servicing Agreement.

     The Trustee shall give notice to the Certificate Insurer and each Rating Agency of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof.

     Section 5.02. Permitted Withdrawals from the Certificate Account. The Trustee may, from time to time, withdraw funds from the Certificate Account for the following purposes:

          (i) to reimburse the Master Servicer for unreimbursed Monthly Advances or Servicing Advances made by it, such right of reimbursement pursuant to this subclause (i) being limited to amounts received on the Mortgage Loan(s) (including Insurance Proceeds and Liquidation Proceeds) in respect of which any such Servicing Advance was made;

          (ii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

          (iii) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.02, 3.02 or 3.04, all amounts received thereon after the date of such purchase;

          (iv) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

          (v) to withdraw and pay to the Mortgage Loan Seller all net investment earnings on funds on deposit in the Certificate Account;

          (vi) on the Business Day prior to each Distribution Date, to withdraw the Available Distribution Amount for such Distribution Date, to the extent on deposit, and transfer such amount to the Distribution Account;

          (vii) to pay to the Trustee amounts due to it pursuant to Section 10.05, up to an amount not to exceed $100,000 in any calendar year, and pursuant to Section 5.06(d); and

          (viii) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 11.01.

     The Trustee shall maintain adequate records with respect to all withdrawals made pursuant to this Section 5.02. Prior to making any withdrawal from the Certificate Account pursuant to clause (ii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Monthly Advances or Servicing Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s).

     On the Business Day immediately preceding each Distribution Date, after payment of any amounts described in this Section 5.02 (other than clause (vi) thereof), the Trustee will withdraw the Available Distribution Amount from the Certificate Account for the related Distribution Date (other than any amounts in respect of investment losses on amounts on deposit in the Certificate Account, which shall be deposited pursuant to Section 5.01), and will transfer such amount to the Distribution Account.

     Section 5.03. Oversight of Servicing.

     (a) Under the terms of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has assigned all of its rights, title and interest in and to the Master Servicing Agreement (but only with respect to the Mortgage Loans) to the Depositor. On the Closing Date, the Depositor is assigning all of its rights, title and interest in and to the Master Servicing Agreement to the Trustee pursuant to Section 2.01. The Trustee and the Certificateholders, by their purchase and acceptance of the Certificates, acknowledge and agree that the Mortgage Loans shall be serviced by the Master Servicer in accordance with the terms and provisions of the Master Servicing Agreement. The Mortgage Loan Seller has (i) provided to the Master Servicer notice of the assignment of the Master Servicing Agreement to the Trustee, in accordance with the provisions of the Master Servicing Agreement, and has instructed the Master Servicer to remit all amounts required to be paid to the owner of the Mortgage Loans under the Master Servicing Agreement to the Trustee, and (ii) has received from the Master Servicer acknowledgement of such assignment and the Master Servicer's agreement to remit all such amounts to the Trustee. The Mortgage Loan Seller shall monitor the performance by the Master Servicer of all of the Master Servicer's duties, responsibilities and obligations under the Master Servicing Agreement.

     Notwithstanding anything to the contrary in this Agreement, to the extent of any conflict between the terms of the Master Servicing Agreement and this Agreement as to the Master Servicer's servicing obligations and duties with respect to the Mortgage Loans, the terms of the Master Servicing Agreement shall control.

     Under the terms of the Master Servicing Agreement, the Master Servicer may enter into subservicing agreements with subservicers for the servicing and administration of the Mortgage Loans. The Master Servicer has entered into a subservicing agreement with Cendant Mortgage Corporation and such subservicing agreement provides for the servicing of mortgage loans owned or serviced by the Master Servicer, including the Mortgage Loans. Under the terms of the Master Servicing Agreement, the Master Servicer must enforce the obligations of Cendant Mortgage Corporation under such subservicing agreement. The parties to this Agreement hereby acknowledge and consent to such subservicing agreement between the Master Servicer and Cendant Mortgage Corporation.

     Nothing herein shall be deemed to constitute a joint venture or partnership between the Master Servicer and the Trustee.

     All Servicing Advances made by the Master Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such Servicing Advances shall be recoverable by the Master Servicer to the extent permitted by the Master Servicing Agreement.

     (b) Notwithstanding anything to the contrary in this Agreement (including without limitation the termination of the servicing rights and/or obligations of any Master Servicer under Section 5.06 or Article IX), MLCC shall service and administer in accordance with the Pledged Asset Mortgage Servicing Agreement, each Mortgage 100(SM) Pledge Agreement, Parent Power(R) Guaranty and Securities Agreement for Securities Account and Parent Power(R) Guaranty Agreement for Real Estate (collectively, "Additional Collateral Agreements") at the direction of the Master Servicer if MLCC is no longer the Master Servicer; provided, however, that only MLCC shall service and administer the related securities accounts, lines of credit, mortgages and guarantors with respect to Additional Collateral Agreements.

     Section 5.04. Custodian and Trustee to Cooperate; Release of Mortgage Files. (a) In connection with its direct servicing of the Mortgage Loans pursuant to the Master Servicing Agreement, in the event that any specific Mortgage Loan document is required by the Master Servicer either (i) because such Mortgage Loan has been paid in full and is to be released by the Master Servicer to the maker of the respective Mortgage Note, or (ii) to facilitate enforcement and collection procedures with respect to any Mortgage Note, the Master Servicer shall prepare a request for release of documents in the form attached to the Custodial Agreement and deliver such certificate to the Custodian with a copy to the Trustee. All documents so released to the Master Servicer pursuant to the Custodial Agreement shall be held by it in trust for the benefit of the Trustee in accordance with this Agreement. In the case of documents released pursuant to clause (ii) above, the Master Servicer shall return to the Custodian the Mortgage File, or such other documents that have been released to the Master Servicer, when the Master Servicer's need therefor in connection with such enforcement or collection procedures no longer exists, unless the Mortgage Loan shall be liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been remitted to the Trustee for deposit in the Certificate Account, in which case, upon receipt of a certification to that effect from the Master Servicer to the Custodian in the form attached to the Custodial Agreement, any receipt signed by the Master Servicer for the Mortgage File shall be released by the Custodian to the Master Servicer, and the Custodian, as required by the terms of the Custodial Agreement, shall thereupon reflect any such liquidation on the list of Mortgage Loans maintained by it pursuant to the Custodial Agreement.

     (b) Upon the written request of the Master Servicer in connection with its direct servicing of the Mortgage Loans pursuant to the Master Servicing Agreement, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such a pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under the insurance policies required under this Agreement or invalidate or otherwise adversely affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 5.05. Income and Realization from Defaulted Mortgage Loans. In connection with its direct servicing of the Mortgage Loans under the Master Servicing Agreement, the Master Servicer shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, shall manage, conserve, protect and operate such Mortgaged Properties for the purposes of their prompt disposition and sale, and shall dispose of such Mortgaged Properties on such terms and conditions as it deems in the best interests of the Certificateholders; provided that if the Master Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Master Servicer shall not cause the Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding unless so instructed by the Certificate Insurer and the Surety. For purposes of the proviso in the preceding sentence, the Master Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice from a person with professional experience with hazardous waste that such waste is present on such property and such written notice has been made a part of the servicing file with respect to the related Mortgage Loan.

     In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, the Master Servicer (or if MLCC is no longer the Master Servicer, MLCC at the direction of the Master Servicer) shall make all reasonable efforts to realize upon the related Additional Collateral, and any proceeds from the realization of such Additional Collateral, and not the Additional Collateral itself, shall be included in Liquidation Proceeds and, to the extent of related Net Liquidation Proceeds, remitted to the Trustee for deposit in the Certificate Account. Notwithstanding the foregoing, any proceeds from the realization of Additional Collateral shall be included in Liquidation Proceeds only when permitted by applicable state law and by the terms of the related Mortgage 100(SM) Pledge Agreement or Parent Power(R) Agreement. The Master Servicer shall sell such property within three years from such foreclosure or conversion or such longer period as would not prevent such Mortgaged Property from constituting "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. In connection with such direct servicing activities, the Master Servicer shall take all actions necessary to ensure that such Mortgaged Property constitutes foreclosure property (within the meaning of Section 860G(a)(8) of the Code) including, if necessary, the hiring of independent contractors (within the meaning of Section 856(d)(3) of the Code) to render any services with respect to the property. The Master Servicer also shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, including its management of foreclosed properties for a temporary period as contemplated herein. The foregoing is subject to the provision that the Master Servicer shall not be required to expend its own funds in connection with any management, foreclosure or towards the restoration of any property unless it shall determine that such management, restoration or foreclosure will increase the Liquidation Proceeds of the Mortgage Loan to the Trust Fund after reimbursement to itself for such expenses (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 5.02). The income earned from the management of such Mortgaged Properties, net of reimbursement to the Master Servicer for expenses incurred (including any taxes) in connection with such management, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account.

     Section 5.06. Successor to the Master Servicer.

     (a) The Trustee as owner of the Mortgage Loans, pursuant to the Master Servicing Agreement, is hereby authorized and appointed to exercise all rights of the party entitled to exercise ownership rights with respect to the Mortgage Loans in accordance with the terms of the Master Servicing Agreement, including, without limitation, the power to terminate the Master Servicing Agreement and the Master Servicer according to the terms and conditions of the Master Servicing Agreement, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of the Master Servicing Agreement and the Master Servicer by the Trustee, the Trustee shall either become successor Master Servicer in accordance with the terms of the Master Servicing Agreement (with such modifications as described in this Agreement) or enter into the Master Servicing Agreement with a successor Master Servicer acceptable to the Certificate Insurer and the Mortgage Loan Seller which will be bound by the terms of the Master Servicing Agreement in accordance with the terms thereof (with such modifications as described in this Agreement). Any termination of the Master Servicer under the Master Servicing Agreement shall also constitute a termination of the Master Servicer under this Agreement. The resignation or removal of the Master Servicer pursuant to this Section 5.06 shall not become effective until a successor master servicer shall be appointed pursuant to this Section. If the Trustee or any Affiliate of the Trustee elects to become successor Master Servicer, it will not assume liability for the representations and warranties of the master servicer which it replaces. Notwithstanding the foregoing, if the Trustee elects to become successor Master Servicer, the Trustee immediately will assume all of the obligations of the Master Servicer to make Monthly Advances and the Trustee will assume the other duties of the Master Servicer as soon as practicable, but in no event later than 90 days after the Trustee becomes successor Master Servicer pursuant to the preceding sentence. Notwithstanding the foregoing, the Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

     (b) Notwithstanding the provisions of this Section 5.06 or of the Master Servicing Agreement, the Trustee shall be under no obligation, either as Trustee or as successor master servicer under the Master Servicing Agreement, to purchase any Mortgage Loans.

     (c) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any termination or resignation of the Master Servicer pursuant to this Section 5.06 shall not affect any claims that the Trustee may have against the Master Servicer arising prior to any such termination or resignation.

     (d) All reasonable Servicing Transfer Costs shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement therefor from the assets of the Trust Fund).

     Section 5.07. Resignation of the Master Servicer. Except as described in
Section 5.06, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such incapacity cannot be cured by the Master Servicer. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Certificate Insurer and the Surety. A copy of all consents and any Opinion of Counsel shall be promptly delivered to the Rating Agencies. No such resignation shall become effective until a successor shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

     Section 5.08. Liability of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and the Master Servicing Agreement and undertaken hereunder and thereunder by the Master Servicer.

     Section 5.09. Merger or Consolidation of the Depositor or the Master Servicer; Status of Master Servicer. Subject to the following paragraphs of this Section 5.09, the Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer agrees to remain an approved seller/servicer for Fannie Mae or Freddie Mac in good standing.

     Any person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall satisfy the requirements of Section 5.06 with respect to the qualifications of a successor to the Master Servicer.

     Notwithstanding anything else in this Section 5.09 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is approved by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor, is willing to master service the Mortgage Loans and executes and delivers to the Depositor, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's respective ratings of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. The Master Servicer shall give notice to the Certificate Insurer, the Mortgage Loan Seller and the Surety of any such assignment and delegation. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations as Master Servicer under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the second preceding sentence.

     Section 5.10. Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Certificateholders, the Certificate Insurer or the Surety for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and the Master Servicing Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement or the Master Servicing Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 5.02; provided that no such right of reimbursement shall exist with respect to the Master Servicer when such claim results from the failure of the Master Servicer to service the Mortgage Loans in strict compliance with the terms of this Agreement or the Master Servicing Agreement or a breach of a representation or warranty made by the Master Servicer under the Master Mortgage Loan Purchase Agreement, dated as of April 1, 1998, as amended, between RWT Holdings and the Master Servicer.

     Section 5.11. File Review Rights of the Certificate Insurer and the Surety. The Certificate Insurer, the Mortgage Loan Seller or the Surety shall have the right to review the files of the Trustee and the Master Servicer relating to the Certificates upon reasonable notice and during ordinary business hours.

     Section 5.12. Access to Certain Documentation; Rights of the Depositor in Respect of the Master Servicer. Upon reasonable advance notice in writing, the Trustee shall direct the Custodian and/or the Master Servicer to provide access to the Certificate Insurer, the Surety, the Mortgage Loan Seller, the Trustee, Certificateholders which are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the Supervisory Agents and examiners of the Office of Thrift Supervision and the FDIC or examiners of any other federal or state banking or insurance regulatory authority to the documentation regarding the Mortgage Loans if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority with respect to investment in the Certificates, such access to be afforded subject to reimbursement for expenses but only upon reasonable request and during normal business hours at the offices of the Custodian or the Master Servicer, as applicable, designated by it.

     The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, appoint and cause a designee to perform, any defaulted obligations of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of the appointment of a designee by the Depositor or its designee. The Depositor shall not assume any responsibility or liability for any action or failure to take any action by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 5.13. REMIC-Related Covenants. For as long as the Trust Fund shall exist, the parties to this Agreement shall act in accordance herewith to assure continued treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two REMICs. In particular:

          (a) The Master Servicer will not create, or permit the creation of, any "interests" in the Trust Fund (which shall not include the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) within the meaning of Section 860G of the Code other than the interests referred to in Section 2.05;

          (b) As of all times as may be required by the Code, the Master Servicer (with respect to the Mortgage Loans) and the Trustee (with respect to investments) will ensure that substantially all of the assets of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R)Agreements and the Carryover Reserve Fund (including the funds therein)) will consist of "qualified mortgages" as defined in
     Section 860G(a)(3) of the Code and "permitted investments" as defined in
     Section 860G(a)(5) of the Code. The Master Servicer will maintain records that are sufficient to indicate the Trust Fund's compliance with applicable requirements of the Code (or applicable Treasury Regulations) relating to the assets (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R)Agreements and the Carryover Reserve Fund (including the funds therein)) held by the Trust Fund. Further, the Trustee shall not accept the transfer or substitution of any Mortgage Loan two (2) years or more after the Closing Date unless the Master Servicer and the Trustee shall have received an Opinion of Counsel, which shall be an expense of the Mortgage Loan Seller, that such transfer or substitution would not adversely affect the REMIC status of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) or would not otherwise be prohibited by this Agreement;

          (c) The Mortgage Loan Seller, the Trustee and the Master Servicer, each to the extent of their respective activities and/or obligations hereunder, shall ensure that the Trust Fund does not receive a fee or other compensation for services and that the Trust Fund does not receive any income from assets other than "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code or "permitted investments" within the meaning of Section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on the Trust Fund;

          (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Investment unless such sale is as a result of a repurchase of the Mortgage Loans by the Class R-LT Certificateholder, RWT Holdings, MLCC or the Mortgage Loan Seller pursuant to the Agreement or the Trustee has received an Opinion of Counsel to the effect that such sale (i) is in accordance with a qualified liquidation as defined in Section 860F(a)(4) of the Code and as described in Section 11.01 hereof, or (ii) would not be treated as a prohibited transaction within the meaning of Section 860F(a)(2) of the Code, which prohibited transaction results in the realization of a material amount of gain or loss for federal income tax purposes; and

          (e) Notwithstanding anything to the contrary in this Agreement, the Master Servicer and the Trustee, at the direction and expense of the Master Servicer (with respect to individual Mortgage Loans) or the Mortgage Loan Seller (with respect to the entire Mortgage Pool or all of the Certificates), will take any other action or omit to take any action otherwise required where the Master Servicer or the Mortgage Loan Seller deems such action or inaction reasonably necessary to preserve or ensure the REMIC status of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)).

     Section 5.14. Prohibited Transactions and Other Taxes. In the event that any tax is imposed on the Trust Fund (including "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code), such tax shall be charged first against amounts distributable to the Class R-LT and Class R-UT Certificateholders and then sequentially against amounts otherwise distributable to the Class C and Class B Certificateholders on a pro rata basis within each Class. The Trustee is hereby authorized to direct the Paying Agent to retain and, upon such direction, the Paying Agent is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholder, the Class C Certificateholders and the Class B Certificateholders, as appropriate, sufficient funds to pay or provide for the payments of, and to actually pay, such tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Trustee or the Mortgage Loan Seller from contesting any such tax in appropriate proceedings, if it elects to so contest such tax or proceeding, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

     Section 5.15. Federal Information Returns and Reports to Certificateholders. (a) The books of the Trust Fund shall reflect all payments made with respect to the Mortgage Loans, and amounts attributable to the Class A Certificateholders, the Class B Certificateholders, the Class C Certificateholders, the Class R-LT Certificateholder and the Class R-UT Certificateholder. The Trust Fund intends to allocate all excess inclusion income to the Upper-Tier REMIC, and specifically to the Class R-UT Certificateholder. At all times, the Trustee shall take all actions consistent with this intention. In addition, with respect to the Lower-Tier REMIC, the Trustee shall account for distributions made from the Lower-Tier REMIC as made on the first day of each calendar month. Further, the Trustee shall account for income of the Lower-Tier REMIC under the all-OID method at the Alternate Certificate Rate and shall use the aggregation method as provided in Treasury Regulation ss. 1.1275-2(c).

     (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service at the times and in the manner required by the Code or applicable Treasury Regulations all Federal tax or information returns with respect to the Upper-Tier REMIC and the Lower-Tier REMIC and the Certificates, which tax or information returns contain such information as may be required by the Code or applicable Treasury Regulations. The Class R-LT
Certificateholder may, upon reasonable notice to the Trustee, review such tax or information returns prior to filing with the Internal Revenue Service. The Trustee also shall furnish to Holders of Certificates such statements or information at the times and in the manner as the Code or applicable Treasury Regulations may require such holders to be furnished, regardless of by whom.
For this purpose, the Trustee may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Trustee shall indicate the election to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all required tax or information returns; provided, however, that the Trustee shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns. In the event that partnership tax information or returns is required by the Internal Revenue Service, the Mortgage Loan Seller will prepare and file all necessary returns. The initial Class R-LT Certificateholder is hereby designated as the initial "tax matters person" (within the meaning of Temp. Treas. Reg. ss. 1.860F-4T(d)). In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Class R-LT Certificateholder from acting as tax matters person (as an agent or otherwise), the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Class R-LT Certificateholder to sign such returns. The Class R-LT Certificateholder and the Class R-UT Certificateholder shall each be bound by this Section 5.15.

                              [End of Article V]

                                  ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01. Distributions. (a) On each Distribution Date, the Paying Agent shall distribute funds from the Distribution Account, to the extent deposited therein, in the following amounts and in the following order of priority (subject to the requirement that Insured Payments shall only be distributed to the Class A Certificateholders):

          (i) to the Trustee, the Trustee Fee for such Distribution Date and to the Certificate Insurer, the Premium Amount for the Certificate Insurance Policy;

          (ii) to the Class A Certificateholders, the Class A Interest Formula Distribution Amount; provided, however, any Basis Risk Carryover Amount shall be distributable only from amounts withdrawn from the Carryover Reserve Fund pursuant to Section 6.04 and deposited in the Distribution Account in respect of such Distribution Date;

          (iii) to the Class A Certificateholders, on account of principal, the sum of (A) the Class A Principal Distribution Amount and (B) any Class A Loss Amount and any previously undistributed Class A Loss Amounts;

          (iv) to the Certificate Insurer, any Reimbursement Amount;

          (v) to the Class B Certificateholders, the Class B Interest Formula Distribution Amount; provided, however, any Basis Risk Carryover Amount shall be distributable only from amounts withdrawn from the Carryover Reserve Fund pursuant to Section 6.04 and deposited in the Distribution Account in respect of such Distribution Date;

          (vi) to the Class B Certificateholders, on account of principal, the Class B Principal Distribution Amount;

          (vii) to the Class A Certificateholders, on account of principal, the Excess Cash Flow Principal Amount; provided, however, that in no event shall the aggregate distributions of Excess Cash Flow Principal Amounts for such Distribution Date and all prior Distribution Dates exceed 0.50% of the Cut-off Date Pool Balance;

          (viii) to the Class B Certificateholders, on account of principal, any Class B Loss Amount and any previously undistributed Class B Loss Amounts, together with the Class B Loss Amount Interest Requirement;

          (ix) to the Carryover Reserve Fund, any Carryover Reserve Fund
     Deposit;

          (x) to the Trustee, amounts due to it pursuant to Section 10.05, to the extent that any amounts exceed $100,000 in any calendar year and only that portion of such amounts in excess of $100,000 incurred during such calendar year;

          (xi) to the Class C Certificateholders, the Class C Interest Formula Distribution Amount; and

          (xii) to the Class R Certificateholders, pro rata, any remaining balance;

provided, however, that any balance remaining for distribution after the exercise by the Class R-LT Certificateholder of its option to terminate the Trust Fund under Section 11.01 shall be distributed to the Class R-LT Certificateholder; and provided further that the aggregate amounts distributed on account of principal to the Class A and Class B Certificateholders (whether out of the Available Distribution Amount, the Certificate Insurance Policy or the Certificate Guaranty Surety Bond) shall not exceed the Original Class A and Class B Principal Balance, respectively.

     As provided in the definitions of "Class A Interest Formula Distribution Amount" and "Class B Interest Formula Distribution Amount", the interest entitlement above for the Class A and Class B Certificates with respect to each Distribution Date shall be reduced by the amount of Net Interest Shortfall for such Distribution Date allocable to each such Class. Net Interest Shortfall on any Distribution Date will be allocated pro rata among the Class A and Class B Certificates based on the amount of interest each such Class of Certificates would otherwise be entitled to receive on such Distribution Date.

     (b) The Trustee shall calculate LIBOR for each Distribution Date. The Trustee shall make all necessary calculations and the Master Servicer shall, pursuant to the Master Servicing Agreement, provide the Trustee and the Paying Agent with the information necessary to make the above distribution to each Class of Certificateholders by the fifth Business Day prior to each Distribution Date. The Master Servicer agrees to provide such information in a format mutually acceptable to the Master Servicer, the Trustee and the Paying Agent. Neither the Trustee nor the Paying Agent shall be responsible for recomputing, recalculating or verifying information provided to it by the Master Servicer. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the next preceding Record Date, except that on the final distribution, distributions shall be made as provided in the form of Certificate. All distributions made to Certificateholders shall be based on the Percentage Interest represented by their respective Certificates, and shall be made either by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for the relevant Distribution Date and such Holder's Certificates of such Class in the aggregate evidence an original denomination of not less than $5,000,000 or, if not, by check mailed to the address of the Person entitled thereto as it appears on the Certificate Register, except that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate Trust Office or such other agency of the Trustee specified in the final distribution notice to Certificateholders. If on any Determination Date, the Master Servicer determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account or the Distribution Account, the Master Servicer shall inform the Trustee. The Trustee shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made. Except as otherwise provided in Section 11.01, whenever the Master Servicer expects that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date and has so notified the Trustee in writing on or prior to the related Determination Date, the Trustee shall, no later than three (3) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that: (i) the final distribution with respect to such Class of Certificates is expected to be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Accrual Period. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall follow procedures comparable to the arrangements set forth in the final paragraph of Section 11.01.

     (c) No later than 12:00 noon, New York City time, on the Business Day preceding each Distribution Date, the Trustee shall transfer from the Certificate Account to the Distribution Account a sum, which, together with any Monthly Advances remitted to the Trustee by the Master Servicer for deposit in the Certificate Account, will equal the Available Distribution Amount for such Distribution Date to enable the Paying Agent to make the distributions provided for in this Section 6.01. The Distribution Account shall be established and maintained by and with the Paying Agent, and shall be an Eligible Account titled "Norwest Bank Minnesota, National Association, as Paying Agent and Agent for the benefit of Norwest Bank Minnesota, National Association, as Trustee on behalf of the holders of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates" and the Paying Agent shall deliver to the Trustee, the Certificate Insurer and the Surety a "Distribution Account Certification" substantially in the form of Exhibit J attached hereto.

     (d) The institution at which the Distribution Account is maintained shall invest the funds therein as directed in writing by the Trustee in Eligible Investments, which shall mature not later than the Business Day next preceding the related Distribution Date (except that if the Distribution Account is held at the Trustee, any Eligible Investment in the Distribution Account may mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Insurer and the Surety. Except for any income or gain realized from the deposit of funds in the Distribution Account pursuant to Section
11.01 in connection with an optional redemption of the Certificates, all income and gain (net of any losses) realized from any such investment of funds on deposit in the Distribution Account shall be for the benefit of the Trustee, and shall be withdrawn by it monthly as provided herein. The amount set forth in the preceding sentence with respect to the Distribution Account shall be part of the "Trustee Fee" for such period and the related Distribution Date. The amount of any realized losses in the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trustee in the Distribution Account. Except as otherwise set forth in the preceding sentence, the Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Distribution Account and made in accordance with this Section 6.01. Any income or gain realized from the deposit of funds in the Distribution Account pursuant to Section
11.01 in connection with an optional redemption of the Certificates shall be for the benefit of, and payable to, the Class R-LT Certificateholder.

     Section 6.02. Statements to the Certificateholders. No later than each Distribution Date, the Trustee shall prepare, based on information furnished by the Master Servicer, and the Paying Agent shall mail to each holder of the related Class of Certificates, each Rating Agency, the Certificate Insurer and the Surety a statement setting forth the following information:

          (i) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to principal. Such statement shall separately identify, in the aggregate and not on a Class by Class basis, the aggregate amount of any Principal Prepayments, Net Liquidation Proceeds and Repurchase Proceeds included in the distribution to all Classes;

          (ii) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to interest, identifying those cases in which the applicable Pass-Through Rate was based on the Alternate Certificate Rate;

          (iii) the amounts (stated separately) of any Class A Interest Shortfall and Class B Interest Shortfall for such Distribution Date and the amounts (stated separately) of Class A Unpaid Interest Shortfall and Class B Unpaid Interest Shortfall;

          (iv) the amount of any Monthly Advances by the Master Servicer or by the Trustee pursuant to Section 6.03 and the amount of delinquencies of Mortgage Loans during the related Due Period;

          (v) the Pool Principal Balance, after giving effect to the Principal Distribution Amount and any Realized Losses for such Distribution Date;

          (vi) the related amount of the Servicing Fees retained by the Master Servicer and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees and other items;

          (vii) the amount of any Servicing Advances paid by the Master
     Servicer;

          (viii) the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent (1) one Monthly Payment and (2) two Monthly Payments, (3) three or more Monthly Payments, (B) in foreclosure and (C) that constitute real estate owned that was acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (ix) the Serious Delinquencies and the Floor Amount with respect to such Distribution Date;

          (x) the book value (within the meaning of 12 C.F.R.ss.571.13 or comparable provision) of any REO Property (but only to the extent such information is reported by the Master Servicer to the Paying Agent);

          (xi) the Aggregate Net Principal Liquidation Losses for Mortgage Loans that became Liquidated Mortgage Loans during the related Principal Prepayment Period;

          (xii) all Monthly Advances recovered during the related Principal Prepayment Period (but only to the extent such information is aggregated and reported by the Master Servicer to the Paying Agent);

          (xiii) the Required Payment, if any, the Preference Amount, if any, and the Required Surety Payment, if any, for such Distribution Date;

          (xiv) the aggregate Principal Balance of the Additional Collateral Mortgage Loans;

          (xv) the Excess Cash Flow Principal Amount, if any, for such Distribution Date and the aggregate amount of Excess Cash Flow Principal Amounts distributed on such Distribution Date and all prior Distribution Dates;

          (xvi) the Class A Principal Balance and the Class B Principal Balance after giving effect to the distribution on such Distribution Date; and

          (xvii) the Class B Loss Amount for such Distribution Date and the aggregate amount of any previously undistributed Class B Loss Amounts.

     The Paying Agent's and Trustee's responsibility for distributing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information received from the Master Servicer.

     Notwithstanding the foregoing, the Trustee may make the statements described above available to Certificateholders by way of the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service shall be accessible by calling (301) 815-6610. The Trustee's internet website shall be located initially at "www.ctslink.com". The Trustee shall provide assistance in using its website or its fax-on-demand service through its customer service desk, which shall be accessible by calling (301) 815-6600. Any Certificateholder that is unable to use either such website or such fax-on-demand service, and so informs the Trustee's customer service desk by telephone, shall be entitled to receive paper copies of such statements via first class mail. The Trustee shall have the right to alter the manner in which such statements are distributed to Certificateholders to make such distribution more convenient and/or to improve access to such statements; provided that the Trustee shall provide the Certificateholders with timely and adequate notification of any such change in manner of distribution.

     Section 6.03. Monthly Advances by the Master Servicer. (a) Under the terms of the Master Servicing Agreement, not later than the close of business on the Business Day preceding each date of remittance of funds to the Trustee, the Master Servicer is required to deposit in a custodial account an amount equal to all Monthly Payments, not previously advanced by the Master Servicer (with interest adjusted to the Mortgage Rate net of the Servicing Fee Rate), which were due on a Mortgage Loan and delinquent at the close of business on the related determination date under the Master Servicing Agreement.

     (b) The Master Servicer 's obligation to make Monthly Advances as to any Mortgage Loan shall continue through the remittance date following the earlier to occur of (a) the repurchase of the Mortgage Loan by the Master Servicer, if applicable, and (b) the acquisition or disposition of title to the related Mortgaged Property through foreclosure or receipt of a deed in lieu of foreclosure; provided, however, that the Master Servicer shall not be required to make a Monthly Advance if the Master Servicer determines, in its reasonable judgment, that such Monthly Advance would not be recoverable from Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or condemnation proceeds) on the related Mortgage Loan and delivers to the Trustee an Officer's Certificate setting forth the basis for such determination; provided, further, that the Master Servicer shall not be required to make a Monthly Advance with respect to the principal portion of the Monthly Payment for any Mortgage Loan for which a balloon payment is due on the maturity date of such Mortgage Loan.

     (c) (i) In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, pursuant to the Master Servicing Agreement the Master Servicer shall be obligated, to the extent of the Servicing Fee for such Distribution Date, to remit to the Trustee for deposit into the Certificate Account, as a reduction of the Servicing Fee (but not in excess thereof) for such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in the case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Mortgage Loan Seller, the Trustee or the Certificateholders. Such deposited amount shall be part of the Available Distribution Amount for such Distribution Date.

     Section 6.04. Carryover Reserve Fund.

     (a) On the Closing Date, the Trustee shall establish and maintain a Carryover Reserve Fund (the "Carryover Reserve Fund") initially entitled "RWT Holdings," as Class C Certificateholder, in trust for Norwest Bank Minnesota, National Association, as trustee for the benefit of the holders of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates." The Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be applied for the benefit of the Class A and Class B Certificateholders. At such time, if any, that the Mortgage Loan Seller, RWT Holdings or any Affiliate thereof is no longer the Class C Certificateholder, the Carryover Reserve Fund shall be retitled as "[New Class C Certificateholder], as Class C Certificateholder, in trust for Norwest Bank Minnesota, National Association, as Trustee, for the benefit of registered holders of Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates."

     (b) On each Distribution Date, as necessary, the Trustee shall transfer from the Distribution Account to the Carryover Reserve Fund pursuant to
Section 6.01(a)(ix) any Carryover Reserve Fund Deposit. On each Distribution Date, as necessary, the Trustee shall also transfer from the Carryover Reserve Fund to the Distribution Account the amount of any Basis Risk Carryover Amount to be distributed on such date in accordance with Sections 6.01(a)(ii) and/or 6.01(a)(v).

     (c) On each Distribution Date, funds on deposit or deposited on such date to the Carryover Reserve Fund shall be applied towards the distribution of any Basis Risk Carryover Amount to the Class A and Class B Certificateholders. The Basis Risk Carryover Amount for any Distribution Date shall be allocated pro rata among the Class A and Class B Certificates based on the amount of interest shortfall for each such Class of Certificates.

     (d) The Trustee shall invest moneys in the Carryover Reserve Fund in Eligible Investments as directed by the Holder of the Class C Certificates, which investments shall mature not later than the Distribution Date following the date of such investment and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investment shall be paid to, and for the benefit of, the Holder of the Class C Certificates on each Distribution Date. To the extent that the Class C Certificateholder does not deposit into the Carryover Reserve Fund out of such holder's own funds immediately as realized without reimbursement the amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments), such losses may be offset from the amounts that such holder would otherwise be entitled to receive under Section 6.01(a). The Class C Certificates shall evidence ownership of the Carryover Reserve Fund for federal tax purposes and the Holder of the Class C Certificates shall direct the Trustee in writing as to the investment of amounts therein.

     (e) Upon termination of the Trust Fund, any amounts remaining in the Carryover Reserve Fund shall be distributed to the Holder of the Class C Certificates in the same manner as if distributed pursuant to Section 11.01 hereof.

     Section 6.05. Reports to the Securities and Exchange Commission.

     Within 15 days after each Distribution Date, the Trustee shall make available to the Mortgage Loan Seller on its internet website, as described in
Section 6.02, a copy of the statement to the Certificateholders for such Distribution Date to be filed at the Securities and Exchange Commission in a Form 8-K Current Report of the Depositor. Prior to January 30, 2001, the Mortgage Loan Seller may, with the consent of the Depositor (which consent shall not be unreasonably withheld), in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2001, the Mortgage Loan Seller shall file an abbreviated Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Mortgage Loan Seller a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Mortgage Loan Seller from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Depositor agrees to promptly furnish to the Mortgage Loan Seller, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Mortgage Loan Seller reasonably deems appropriate to prepare and file any other necessary and required reports with the Securities and Exchange Commission. The Mortgage Loan Seller shall have no responsibility to file any items with the Securities and Exchange Commission other than those specified in this Section 6.05.

                              [End of Article VI]

                                 ARTICLE VII

                       THE CERTIFICATE INSURANCE POLICY

     Section 7.01. The Certificate Insurance Policy. (a) As to each Distribution Date, the Trustee shall, based on the information required to be provided by the Master Servicer to the Trustee, determine whether there will be a Required Payment for such Distribution Date. In the event that the Trustee determines that there will be a Required Payment for the related Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Certificate Insurance Policy. The Trustee shall submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the Business Day preceding such Distribution Date as a claim for an Insured Amount in an amount equal to the Required Payment.

     (b) Upon receipt of Insured Payments from the Certificate Insurer on behalf of Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Distribution Account and shall distribute such Insured Payments, or the proceeds thereof, to the Class A Certificateholders in accordance with Sections 6.01(a).

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of any Class A Certificates any Insured Payment from the Certificate Insurer and
(ii) disburse the same to the Holders of such Certificates as set forth in
Section 6.01(a). Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall be considered payment by the Certificate Insurer and not by the Trust Fund with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 6.01(a)(iv). The Trustee hereby agrees on behalf of each Class A Certificateholder and the Trust Fund for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of such Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 6.01(a)(iv).

     (d) Subject only to the priority of payment provisions of this Agreement, each of the Depositor and the Trustee acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Holders of the Class A Certificates to any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise. Each of the Depositor and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer are necessary to evidence such subrogation and, subject to the priority of payment provision of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise.

     Section 7.02. The Certificate Guaranty Surety Bond. (a) Subject to the terms of the Pledged Asset Mortgage Servicing Agreement, not later than the tenth (10th) Business Day prior to each Distribution Date, the Master Servicer shall notify the Trustee of the Required Surety Payment, if any, due in respect of any Additional Collateral Mortgage Loan that became a Liquidated Mortgage Loan at least ten Business Days (or such shorter period as the Master Servicer shall determine in its discretion) prior to such tenth (10th) Business Day and that has not been previously reported to the Trustee pursuant to this sentence. Upon its receipt of such notice, the Trustee shall complete the notice in the form of Attachment 1 to the Certificate Guaranty Surety Bond. The Trustee shall submit such notice to the Surety no later than 12:00 noon New York City time on the fifth (5th) Business Day preceding such Distribution Date as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Class A Certificates, the Trustee shall deposit such Required Surety Payment in the Distribution Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with Section 6.01(a).

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of Class A Certificates any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 6.01(a).

                             [End of Article VII]

                                 ARTICLE VIII

                  THE DEPOSITOR AND THE MORTGAGE LOAN SELLER

     Section 8.01. Respective Liabilities of the Depositor and the Mortgage Loan Seller. The Depositor and the Mortgage Loan Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     Section 8.02. Limitation on Liability of the Depositor, the Mortgage Loan Seller and Others. None of the Depositor, the Mortgage Loan Seller or any of the directors, officers, employees or agents of the Depositor or the Mortgage Loan Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Mortgage Loan Seller or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or the Mortgage Loan Seller or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Mortgage Loan Seller and any director, officer, employee or agent of the Depositor or the Mortgage Loan Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Mortgage Loan Seller and any director, officer, employee or agent of the Depositor or the Mortgage Loan Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Mortgage Loan Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Mortgage Loan Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor and the Mortgage Loan Seller shall be entitled to be reimbursed therefor out of the Certificate Account.

                             [End of Article VIII]

                                  ARTICLE IX

                                    DEFAULT

     Section 9.01. Events of Default. If one or more of the following Events of Default shall occur and be continuing:

          (i) any failure by the Master Servicer to remit to the Trustee or the Paying Agent, or any failure to cause the Paying Agent to make, any payment or Monthly Advance required to be made or distributed under the terms of this Agreement (including but not limited to an Monthly Advance pursuant to Section 6.03); provided that if the Master Servicer is using its reasonable best efforts to so remit, or cause the Trustee or Paying Agent to make, any such payment or Monthly Advance, then such failure shall be an Event of Default only if such failure continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given
     (A) to the Master Servicer by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller or the Depositor or (B) to the Master Servicer, the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor by the Holders of Certificates of all Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates); or

          (ii) if the written notice described in paragraph (i) above has been given twice during any twelve-month period, any subsequent failure during such twelve-month period to remit to the Trustee or the Paying Agent, or cause the Paying Agent to make, any payment required to be made or distributed under the terms of this Agreement other than for reasons outside of the Master Servicer's control; or

          (iii) failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer set forth in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller or the Depositor or (B) to the Master Servicer, the Trustee, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Depositor by the Holder of Certificates of Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates); or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) for the Master Servicer or any substantial part of its property in any federal or state bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) in, or commence a voluntary case under any federal or state bankruptcy insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property; or

          (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee shall notify the Certificateholders, the Certificate Insurer, the Surety and each Rating Agency of such Event of Default. Subject to Section 5.03(b), the Trustee may (with the consent of the Certificate Insurer and the Surety), and at the written direction of the Certificate Insurer, the Surety or the Holders of Certificates evidencing not less than 25% of the Trust Fund (with the consent of the Certificate Insurer and the Surety), shall, by notice in writing to the Master Servicer, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 5.06. Upon written request from the Trustee, the Master Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Master Servicer's sole expense. The Master Servicer agrees to cooperate with the Trustee and such successor in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02. Waiver of Defaults. The Trustee may, with the consent of the Certificate Insurer, the Surety and the Mortgage Loan Seller, and shall at the direction of the Certificate Insurer and the Surety, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders, the Certificate Insurer and the Surety. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right contingent thereon except to the extent expressly so waived.

     Section 9.03. Trustee or Depositor to Act; Appointment of Successor. On and after the time the Master Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer to the extent provided in
Section 5.06.

     Section 9.04. Notification to Certificateholders. (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency, the Certificate Insurer and the Surety.

     (b) Within 60 days after obtaining actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default has been cured or waived.

     Section 9.05. Rights of the Certificate Insurer to Exercise Rights of the Class A Certificateholders. By accepting its Certificate, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall be subrogated to the rights of the Class A Certificateholders and shall be deemed to be the Class A Certificateholders for all purposes (other than with respect to payment on the Class A Certificates) and shall have the right to exercise all rights of the Class A Certificateholders under this Agreement without any further consent of the Class A Certificateholders, including, without limitation:

     (a) the right to require the Mortgage Loan Seller to repurchase Mortgage Loans pursuant to Section 2.02 or 3.02;

     (b) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer pursuant to Section 9.01 and to consent to or direct waivers of Master Servicer defaults pursuant to Section 9.02;

     (c) the right to direct actions of the Trustee pursuant to Section 9.01;

     (d) the right to direct the Trustee to investigate certain matters pursuant to Section 10.02;

     (e) the right to remove the Trustee pursuant to Section 10.07;

     (f) the right to direct foreclosures upon the failure of the Master Servicer to do so in accordance with this Agreement and the Master Servicing Agreement; and

     (g) any rights or remedies expressly given the Class A
Certificateholders.

In addition, each Class A Certificateholder agrees that unless a Certificate Insurer Default exists, the rights specifically enumerated in this Agreement may be exercised by the Class A Certificateholders only with the prior written consent of the Certificate Insurer.

                              [End of Article IX]

                                  ARTICLE X

                            CONCERNING THE TRUSTEE

     Section 10.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own intentional misconduct, and, if the Trustee is acting as the successor Master Servicer pursuant to Section 5.06 or 9.03, its own willful misconduct with respect to its servicing obligations; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) with the consent of the Certificate Insurer and the Surety as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     Section 10.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the fact or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 10.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

     Section 10.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 10.05. Trustee's Compensation and Reimbursement. The Trustee shall be entitled to receive, on each Distribution Date, the Trustee Fee for such Distribution Date, pursuant to Section 6.01(a)(i), as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Upon the resignation or removal of the Trustee, the Trustee shall only be entitled to its Trustee Fees accrued up to the time of such resignation or removal and shall thereafter not be entitled to any additional Trustee Fees. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section shall survive the termination or assignment of this Agreement and the resignation or removal of the Trustee herein.

     The Trust Fund agrees to indemnify the Trustee and each of its directors, officers, employee and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder; provided, however that unless a Certificate Insurer Default exists, the Trustee shall notify the Certificate Insurer of such legal action (provided that the failure to notify the Certificate Insurer shall not waive the rights of the Trustee to indemnification) and such indemnification of the Trustee out of the Certificate Account shall be preconditioned on the Trustee's duty (i) to allow the Certificate Insurer to control the defense or settlement of any such action and (ii) to allow the Certificate Insurer to direct the Trustee with respect thereto; provided, further, that (a) if the Certificate Insurer does not assume control of the defense of any such action within a reasonable period of time after the filing of such action, the Trustee shall have the right to act on its own in defending the action until such time as the Certificate Insurer assumes control of the defense, (b) the Trustee along with the Certificate Insurer shall have the right to consent to any counsel hired to defend the Trustee (which consent of the Trustee shall not be unreasonably withheld) and (c) the Trustee along with the Certificate Insurer shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification or the Trustee would not be fully released from liability with respect to such action as a result of such settlement; and provided, further, however, that if in the good faith judgment of the Trustee any such claims involve issues or matters as to which the Trustee reasonably determines that the interests of the Trustee or any Certificateholder (other than the Class A Certificateholders) may be in addition to or differ from the interests of the Certificate Insurer, the Trustee shall be entitled to indemnification of costs and expenses of the defense of such additional or differing claims without any precondition to allow the Certificate Insurer to control the defense of such claims and the Certificate Insurer shall have no right to control the defense or settlement of any such claims.. Any amounts payable to the Trustee and its directors, officers, employees or agents, in respect of indemnification provided by this paragraph, or pursuant to any other right of reimbursement from the Certificate Account that the Trustee and its agents may have hereunder in its capacity as such may be withdrawn by the Trustee from the Certificate Account and paid to the itself, or its agents, at any time subject to a maximum amount of $100,000 in any calendar year pursuant to Section 5.02(vii). Any such amounts due to the Trustee, or its agents, in excess of $100,000 in such calendar year shall be reimbursable to the Trustee pursuant to Section 6.01(a)(x).

     Section 10.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of the Mortgage Loan Seller or the Depositor. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07.

     Section 10.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, any Sub-Servicer, the Certificate Insurer, the Surety, the Mortgage Loan Seller and the Rating Agencies. Upon receiving such notice of resignation, the Depositor and the Mortgage Loan Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of the Class A Certificates, and provided further, that, so long as such consent is not unreasonably withheld, the Certificate Insurer and the Surety consents to such appointment. The Depositor and the Mortgage Loan Seller shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. If the Depositor and the Mortgage Loan Seller do not appoint a successor Trustee within such 30 day period and they are not making a good faith effort to appoint a successor Trustee, then the Certificate Insurer or the Surety may appoint a successor Trustee. The Depositor and the Mortgage Loan Seller shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Depositor's and the Mortgage Loan Seller's failure to make a good faith effort to appoint a successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06, (ii) the Depositor and the Mortgage Loan Seller have delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Class A Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee (if (a) the Trustee proposes to the Depositor and the Mortgage Loan Seller to enter into an agreement with the Trustee, and the Depositor and the Mortgage Loan Seller, each in its sole discretion, elect to enter into such agreement and (b) such agreement is consented to by the Certificate Insurer and the Surety Provider and is satisfactory to the Rating Agencies without resulting in a reduction in or withdrawal of any rating of the Class A Certificates, then upon the execution and delivery of such agreement the Depositor and the Mortgage Loan Seller shall not request such resignation pursuant to this clause (ii)), and the Trustee shall fail to resign after written request therefor by the Depositor and the Mortgage Loan Seller, or (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor and the Mortgage Loan Seller may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Holders of Certificates evidencing in the aggregate more than 50% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08.

     Section 10.08. Successor Trustee. Any successor trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06 and the Depositor shall have received written notice from the Rating Agency that the appointment of the successor trustee will not result in reduction of the then current rating on the Class A Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, and to each Rating Agency, the Master Servicer, any Sub-Servicer, the Certificate Insurer, and the Surety. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 10.09. Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof. No co-trustee shall be obligated to make any Monthly Advances required pursuant to Section 6.03(a).

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of it estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 10.11. Appointment of Office or Agency. The Trustee may appoint an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. As of the Closing Date, the Trustee designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 for purposes of surrendering Certificates for registration, transfer, exchange or termination. The Trustee will maintain an office at the address stated in Section 12.08 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                              [End of Article X]

                                  ARTICLE XI

                                  TERMINATION

     Section 11.01. Termination. Subject to Section 11.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Holder of the Class R-LT Certificate on any Distribution Date or after the Initial Optional Termination Date of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus any unreimbursed Monthly Advances or Servicing Advances with respect thereto and accrued and unpaid interest thereon at the applicable weighted average Net Mortgage Rate in effect for such Distribution Date to but not including such Distribution Date; (ii) the appraised value of any REO Property (up to the Principal Balance of the related Mortgage Loan) (less the good faith estimate of the Master Servicer of Servicing Advances to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer, the Mortgage Loan Seller and the Trustee; and (iii) any amounts then owed to the Trustee and/or the Certificate Insurer under this Agreement, and (b) the later of (i) the maturity or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property; and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Distribution Date in April 2025.

     If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall inform the Trustee, whereupon the Trustee shall send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee.

     Notice of any final distribution due to a termination described in the first paragraph of this Section, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders, the Certificate Insurer, the Surety and the Rating Agencies mailed no later than the 22nd day of the month preceding the month of such final distribution; provided, that in the event the Trustee determines that the Trust Fund will be terminated pursuant to clause (a) of the first paragraph of this Section 11.01, the Trustee shall notify the Certificateholders thereof no later than the twelve (12th) day preceding such final distribution. If the Holder of the Class R-LT Certificate on or after the Initial Optional Termination Date elects to terminate the Trust Fund pursuant to clause (a) of the first paragraph of this Section 11.01, at least 15 days prior to the date notice is to be mailed to the affected Certificateholders, the Holder of the Class R-LT Certificate shall notify the Depositor and the Trustee of the date such Holder intends to terminate the Trust Fund and of the applicable purchase price of the Mortgage Loans, REO Properties and of any amounts then owed to the Certificate Insurer hereunder. Any such notice shall specify (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment, (iii) the location of the office or agency at which such presentation and surrender must be made, and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates.

     In the event notice of termination pursuant to clause (a) of the first paragraph of this Section is given, the Class R-LT Certificateholder shall deliver to the Trustee for deposit in the Distribution Account, no later than 10:00 a.m. New York time on the applicable Distribution Date, an amount equal to the price set forth in clause (a) of the first paragraph of this Section
11.01. Following such final deposit the Custodian, pursuant to the Custodial Agreement, shall promptly release to the Class R-LT Certificateholder the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to the Mortgage Files.

     Upon presentation and surrender of the Certificates then outstanding, the Trustee shall notify the Paying Agent and the Paying Agent on the final Distribution Date shall distribute in the following amounts and order of priority, to the extent of available funds on deposit in the Distribution Account, (i) as to the Trustee, the Certificate Insurer and the Holders of the Class A, Class B and Class C Certificates then outstanding, the amounts otherwise distributable to the Trustee, the Certificate Insurer and the Holders of such Classes of Certificates on such Distribution Date pursuant to
Section 6.01(a); (ii) as to the Trustee and the Certificate Insurer, any other amounts then owed to them under this Agreement; and (iii) as to the Class R-LT Certificate, the amount, if any, that remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clauses (i) and (ii) above.

     If the Class R-LT Certificateholder does not exercise its option to terminate the Trust Fund pursuant to this Section 11.01, the Certificate Insurer or the Surety may, on or after the Subsequent Optional Termination Date, do so on the same terms as the Class R-LT Certificateholder; provided that any amount distributable to the holder of the Class R-LT Certificate pursuant to clause (iii) of the immediately preceding paragraph shall continue to be payable to such Holder, rather than to the Certificate Insurer.

     In the event that any affected Certificateholders shall not present and surrender Certificates within three months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to present and surrender their Certificates and receive the final distribution with respect thereto. If within three months after the second notice all the applicable Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. Subject to applicable laws with respect to escheat of funds, any money held in the Distribution Account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the Class R-LT Certificateholder; and the remaining Certificateholders shall thereafter, as unsecured general creditors, look only to the Class R-LT Certificateholder for payment thereof (but only to the extent of the amounts so paid to the Class R-LT Certificateholder), and all liability of the Trustee with respect to such trust money shall thereafter cease.

     Section 11.02. Additional Termination Requirements. (a) In the event the Class R-LT Certificateholder exercises its option to terminate the Trust Fund as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Independent Counsel, at the expense of the Class R-LT Certificateholder, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or (ii) cause the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) to fail to qualify as two REMICs at any time that any Certificates are outstanding:

          (i) The Mortgage Loan Seller shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the final tax returns of the Trust Fund pursuant to Treasury Regulation ss. 1.860F-1. The Mortgage Loan Seller shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Independent Opinion of Counsel obtained at the expense of the Mortgage Loan Seller;

          (ii) During such 90-day liquidation period, and at or prior to the Distribution Date for the final distribution, the Mortgage Loan Seller as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

          (iii) At the time of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R-LT Certificateholder all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

     (b) By their acceptance of the Class R-LT and Class R-UT Certificates, the Holders thereof hereby authorize the Mortgage Loan Seller to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Holders of the Class R-LT and Class R-UT Certificates.

     Section 11.03. Optional Certificate Purchase. If at any time on or after the Initial Optional Termination Date, the Class R-LT Certificateholder notifies the Mortgage Loan Seller, the Depositor, the Certificate Insurer, the Surety and the Trustee of its intention to purchase all Certificates then outstanding and not otherwise held by it on the immediately following Distribution Date, the Trustee shall notify the Certificateholders and the Rating Agencies within two Business Days after its receipt of the aforementioned notice (but in no event later than the fifteenth day preceding such Distribution Date on which such optional Certificate purchase is to be exercised) that the final distribution to such Certificateholders is scheduled to be made, and the ownership of all such Certificates is to be transferred to the Class R-LT Certificateholder on the specified Distribution Date. Any final distribution made pursuant to the immediately preceding sentence shall be made only upon the deposit in the Distribution Account by the Class R-LT Certificateholder of an amount equal to the sum of (i) the aggregate of the Class A Principal Balance, together with accrued and unpaid interest at the Class A Pass-Through Rate and any Class A Unpaid Interest Shortfall for such Distribution Date; (ii) the aggregate of the Class B Principal Balance, together with accrued and unpaid interest at the Class B Pass-Through Rate and any Class B Unpaid Interest Shortfall for such Distribution Date; (iii) the Class C Interest Formula Distribution Amount for the final Distribution Date; and (iv) if (but only if) the Trust Fund is to be terminated in connection with such optional Certificate purchase, any amounts then owed to the Trustee and/or the Certificate Insurer under this Agreement (such sum, the "Optional Purchase Distribution Amount").

     Notice of the purchase of all Outstanding Certificates shall be given by the Trustee by letter to Certificateholders, the Certificate Insurer, the Surety and the Rating Agencies in accordance with the terms and conditions set forth in the third paragraph of Section 11.01.

     In the event such notice is given, the Class R-LT Certificateholder shall deliver to the Trustee for deposit in the Distribution Account, no later than 10:00 a.m. New York time on the Distribution Date on which such optional Certificate purchase is to be exercised, an amount equal to the Optional Purchase Distribution Amount.

     Upon presentation and surrender of the Certificates then outstanding, the Trustee shall notify the Paying Agent and shall distribute on the final Distribution Date to the Certificateholders of each Class of Certificates then outstanding in proportion to their respective Percentage Interests, an amount equal to (i) as to the Class A Certificates then outstanding, the Class A Principal Balance, together with accrued and unpaid interest at the Class A Pass-Through Rate and any Class A Unpaid Interest Shortfall for such Distribution Date; (ii) as to the Class B Certificates then outstanding, the Class B Principal Balance, together with accrued and unpaid interest at the Class B Pass-Through Rate and any Class B Unpaid Interest Shortfall for such Distribution Date; and (iii) as to the Class C Certificates then outstanding, the Class C Interest Formula Distribution Amount for such final Distribution Date. The foregoing distribution shall in no manner reduce the amount otherwise distributable in respect of the Certificates pursuant to the terms hereof on the Distribution Date on which such optional Certificate purchase is to be exercised.

     If the Trust Fund is terminated in connection with such optional Certificate purchase, the Paying Agent shall also distribute on the final Distribution Date any amounts then owed to the Certificate Insurer and the Trustee under this Agreement.

     In the event that any affected Certificateholders shall not present and surrender Certificates within three months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to present and surrender their Certificates and receive the final distribution with respect thereto. If within three months after the second notice all the applicable Certificates shall not have been surrendered, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. Subject to applicable laws with respect to escheat of funds, any money held in the Distribution Account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the Class R-LT Certificateholder; and the remaining Certificateholders shall thereafter, as unsecured general creditors, look only to the Class R-LT Certificateholder for payment thereof (but only to the extent of the amounts so paid to the Class R-LT Certificateholder), and all liability of the Trustee with respect to such trust money shall thereafter cease.

     Notwithstanding the foregoing, upon the distribution to such Certificateholders of the Optional Purchase Distribution Amount on the applicable Distribution Date, all Certificates then outstanding and theretofore held by such Certificateholders shall be transferred on the Certificate Register to the Holder of the Class R-LT Certificate, whereupon the Class R-LT Certificateholder shall be deemed to be the Holder of all Certificates as of the immediately preceding Record Date. The foregoing optional Certificate purchase shall not be exercised more than once.

                              [End of Article XI]

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, the Certificate Insurance Policy or the Certificate Guaranty Surety Bond, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates evidencing in the aggregate not less than 25% of the Trust Fund (on the basis of the principal balances of the Certificates) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Mortgage Loan Seller, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety so long as such consent is not unreasonably withheld and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the rating of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Mortgage Loan Seller or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (iv), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Mortgage Loan Seller, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby, evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor, the Mortgage Loan Seller, the Master Servicer and the Trustee, may from time to time amend this Agreement without the consent of any of the Certificateholders, the Certificate Insurer or the Surety to modify, eliminate or add to any of the provisions hereof to the extent necessary to maintain the qualification of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two REMICs or to avoid the imposition of any material tax liability thereon at all times that any Certificate is outstanding.

     Promptly after the execution of any such amendment the Trustee shall furnish written notification of such amendment to each Certificateholder, the Certificate Insurer, the Surety and the Rating Agencies (with a copy of the amendment itself to Standard & Poor's).

     It shall not be necessary for the consent of Certificateholders under this Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Notwithstanding any provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) to fail to qualify as two REMICs at any time that any Certificates are outstanding. In no event shall any Opinion of Counsel provided pursuant to this Section 12.03 be an expense of the Trustee.

     Section 12.04. The Certificate Insurer; Surety. The Certificate Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which there exists a Certificate Insurer Default. During any period of suspension the Certificate Insurer's rights thereunder shall vest in the Holders of the Class A Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of the Class A Certificates then outstanding. At such time as the Class A Certificates are no longer outstanding hereunder and the Certificate Insurer has been reimbursed for all Reimbursement Amounts to which it is entitled hereunder and has been paid all Premium Amounts due and owing under the Insurance Agreement, the Certificate Insurer's rights hereunder shall terminate.

     The Surety is a third-party beneficiary of this Agreement. Any right conferred to the Surety shall be suspended during any period in which the Surety is in default in its payment obligations under the Certificate Guaranty Surety Bond. During any period of suspension the Surety's rights hereunder shall vest in the Holders of the Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of each Class of Certificates then outstanding. At such time as the Certificates are no longer outstanding hereunder, the Surety's rights hereunder shall terminate.

     Section 12.05. Recordation of Agreement; Counterparts. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Mortgage Loan Seller at the Mortgage Loan Seller's expense on direction of the Trustee accompanied by an Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or the Certificate Insurer or is necessary for the administration or servicing of the Mortgage Loans.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.06. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 12.07. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.08. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Depositor, World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, Attention: President, (ii) in the case of the Master Servicer, Merrill Lynch Credit Corporation, 4802 Deer Lake Drive East, Jacksonville, Florida 32246, Attention: President, with a copy at the same address to the General Counsel of the Master Servicer, (iii) in the case of the Mortgage Loan Seller, 591 Redwood Highway, Suite 3120, Mill Valley, California 94941, Attention: Mr. Andrew Sirkis, Vice President, (iv) in the case of the Trustee, at the Corporate Trust Office, Attention: MLMI Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, with a copy to 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention:
MLMI Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, (v) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Structured Finance Surveillance,
(vi) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Group, (vii) in the case of the Certificate Insurer and the Surety, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance -- Mortgage Backed Securities, or (viii) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement. Notice to a Certificateholder shall be sent U.S. mail first class postage prepaid and shall be deemed given when mailed addressed to the address shown in the Certificate Register.

                             [End of Article XII]

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE
                                           INVESTORS, INC., as the Depositor

                                        By /s/ Peter Cerwin
                                           ---------------------------------
                                           Name:   Peter Cerwin
                                           Title:  Vice President


                                        MERRILL LYNCH CREDIT CORPORATION,
                                           as Master Servicer

                                        By /s/ Laurel A. Davis
                                           ---------------------------------
                                           Name:   Laurel A. Davis
                                           Title:  Vice President


                                        SEQUOIA MORTGAGE FUNDING CORPORATION,
                                           as Mortgage Loan Seller

                                        By /s/ Harold Zagunis
                                           ---------------------------------
                                           Name:   Harold Zagunis
                                           Title:  Chief Financial Officer,
                                                     Treasurer and Secretary


                                        NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Trustee

                                        By /s/ Randall S. Reider
                                           ---------------------------------
                                           Name:   Randall S. Reider
                                           Title:  Assistant Vice President

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     The foregoing instrument was acknowledged before me this 21st day of March, 2000, by Peter Cerwin, as Vice President of Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, on behalf of the corporation. He/She/They

(X) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or
( ) produced _________________ as identification.


                                        /s/ Matthew Kaplowitz, Notary
                                        Public, State of New York

                                        My commission expires: August 30, 2001
                                        Serial No. 01KA6030027

                                                  (Notarial Seal)

STATE OF CALIFORNIA )
                    )  ss.:
COUNTY OF MARIN     )

     The foregoing instrument was acknowledged before me this 21st day of March, 2000, by Harold F. Zagunis, as CFO, Treasurer and Secretary of Sequoia Mortgage Funding Corporation, a Delaware corporation, on behalf of the corporation. He/She/They

(X) is/are personally known to me; or
( ) produced a ________ driver's license as identification; or
( ) produced _________________ as identification.


                                        /s/ Laura J. Hickman, Notary
                                        Public, State of California

                                        My commission expires: July 27, 2002
                                        Serial No. 1191391

                                                  (Notarial Seal)

STATE OF FLORIDA    )
                    )  ss.:
COUNTY OF DUVAL     )


     The foregoing instrument was acknowledged before me this 17th day of March, 2000, by Laurel Davis, as Vice President of Merrill Lynch Credit Corporation, a Florida corporation, on behalf of the corporation. He/She/They

(X) is/are personally known to me; or
( ) produced a Florida driver's license as identification; or
( ) produced _________________ as identification.


                                        /s/ Kathy M. Molitoris, Notary
                                        Public, State of Florida

                                        My commission expires: June 26, 2003
                                        Serial No. CC842462

                                                  (Notarial Seal)

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     On the 21st day of March 2000, before me, a notary public in and for said State, personally appeared Randall S. Reider, known to me to be an Assistant Vice President of Norwest Bank Minnesota, National Association, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written.

                                        /s/ Matthew Kaplowitz
                                        Notary Public


[Notarial Seal]

My Commission expires: August 30, 2001

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE


                          [On File With the Trustee]

                                   EXHIBIT B


                          [CONTENTS OF MORTGAGE FILE]

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

     A.   With respect to Residential Mortgage Loans:

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (ii) the original mortgage, deed of trust or other instrument (the "Mortgage") creating a first lien on the underlying property securing the Mortgage Loan (the "Mortgaged Property") and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title insurance policy, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

         (iii) an original assignment of the Mortgage (the "Assignment of Mortgage"), in blank, in form and substance acceptable for recording in the relevant jurisdiction and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[the Last Endorsee], successor by merger to [name of predecessor"]; in the event that the Mortgage Loan was acquired or originated while doing business and under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (iv) the originals or certified copies of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the Last Endorsee, including any warehousing assignment;

          (v) any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

          (vi) the original policy of title insurance (or a true copy thereof) with respect to any Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

         (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located).

     B.   With respect to Co-op Mortgage Loans:

          (i) the original note or other evidence of indebtedness (the "Mortgage Note") of the obligor thereon (each such obligor, a "Mortgagor") bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[the Last Endorsee], formerly known as [previous name]");

          (ii) the original loan and security agreement;

         (iii) the original cooperative shares;

          (iv) a stock power executed in blank by the person in whose name the cooperative shares are issued;

          (v) the proprietary lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;

          (vi) the recognition agreement executed by the cooperative corporation, which requires the cooperative corporation to recognize the rights of the lender and its successors in interest and assigns, under the Co-op Mortgage Loan;

         (vii) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Co-op Mortgage Loan under the Uniform Commercial Code in the jurisdiction in which the cooperative project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

        (viii) the original policy of title insurance or with respect to any Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

          (ix) any guarantees, if applicable.

                                   EXHIBIT C

                      FORM OF FACE OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                    CLASS A
                           SEQUOIA MORTGAGE TRUST 4
             Mortgage Loan Asset Backed Pass-Through Certificates


NUMBER:  _____________________                ORIGINAL DENOMINATION

DATE OF POOLING                               $377,119,000
AND SERVICING AGREEMENT:
MARCH 1, 2000
CUT-OFF DATE:
MARCH 1, 2000

FINAL SCHEDULED                               ORIGINAL CLASS A PRINCIPAL
MATURITY DATE:                                BALANCE:  $377,119,000
APRIL 22, 2025

FIRST DISTRIBUTION DATE:
APRIL 24, 2000                                CUSIP_81743TAA6__________

         evidencing a percentage interest in any distribution allocable to the Class A Certificates with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. or by any of its Affiliates or by any governmental agency or instrumentality.

     The principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above. Anyone acquiring this Certificate may ascertain its current Certificate Balance by inquiry of the Trustee. On the date of the initial issuance of the Certificates, the Trustee is Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     This certifies that CEDE & CO. is the registered owner of a beneficial interest in certain monthly distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders including amounts held in the Carryover Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, the Mortgage Loan Seller and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class A (the "Class A Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates"), Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates"), and two residual interest Certificates designated collectively as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R (the "Class R Certificates"). The Class B Certificates, the Class C Certificates and the Class R Certificates are subordinate to the Class A Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates are collectively referred to as the "Certificates". All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from certain funds in the Distribution Account on the 22nd day of each month or, if such 22nd day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on April 24, 2000, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for such Distribution Date.

     Distributions on this Certificate will be made by the Paying Agent either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for such Distribution Date and such Holder's Class A Certificates evidence an original denomination of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  March __, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                          as Trustee



                                        By: ____________________________
                                            Authorized Signatory



FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS A CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By: ____________________________
    Authorized Signatory

                    FORM OF REVERSE OF CLASS A CERTIFICATE

     This Class A Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, issued in one Class of Class A Certificates, one Class of Class B Certificates, one Class of Class C Certificates and one Class of Class R Certificates, each evidencing an interest in certain distributions, as specified in the Agreement, with respect to a pool of adjustable rate, first lien conventional one- to four-family mortgage loans formed and sold by the Depositor and certain other property conveyed by the Depositor to the Trustee. The Class B, Class C and Class R Certificates represent subordinate interests in the Trust Fund (to the extent provided in the Agreement) to those of the Class A Certificates. The Class R-LT Certificate represents the residual interest in the Lower-Tier REMIC and the Class R-UT Certificate represents the residual interest in the Upper-Tier REMIC.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Certificate Insurer, the Surety and the Trustee shall treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A
Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Master Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

     The respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Certificateholder on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 20% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; or (iii) at the option of the Certificate Insurer or the Surety on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

                              FORM OF ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)


____________________________
____________________________



________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)




_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



____________________________ Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                  ______________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of
                                         the within Certificate in every
                                         particular, without alteration or
                                         enlargement or any change whatever.


(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT D

                      FORM OF FACE OF CLASS B CERTIFICATE


         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. FOR PURPOSES OF SUCH RULES, THE ISSUE DATE OF THIS CERTIFICATE IS _________________. THE INITIAL INTEREST RATE PAYABLE ON THIS CERTIFICATE IS ____. THIS CERTIFICATE HAS BEEN ISSUED WITH $________ OF OID PER $1000 OF PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS _______. THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_____ PER $1000 OF PRINCIPAL AMOUNT CALCULATED UNDER THE EXACT [APPROXIMATE] METHOD.]

         THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS B CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

CLASS B                                      ORIGINAL DENOMINATION:
SUBORDINATE                                  $3,809,982.43

NUMBER: _______________________
                                             ORIGINAL CLASS B
DATE OF POOLING                              PRINCIPAL BALANCE: $3,809,982.43
AND SERVICING AGREEMENT:

MARCH 1, 2000

FINAL SCHEDULED                              FIRST DISTRIBUTION DATE:
MATURITY DATE:                               APRIL 24, 2000
APRIL 22, 2025

CUT-OFF DATE:

MARCH 1, 2000

                           SEQUOIA MORTGAGE TRUST 4
             MORTGAGE LOAN ASSET BACKED PASS-THROUGH CERTIFICATES

                    evidencing a percentage interest in any
                     distribution allocable to the Class B
                    Certificates with respect to a pool of
                  adjustable rate conventional one- to four-
                   family mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. or by any of its Affiliates or by any governmental agency or instrumentality.

     The principal balances of the Mortgage Loans evidenced by this Certificate ("Certificate Balance") will be reduced by a portion of the payments on such Mortgage Loans. Accordingly, following the initial issuance of the Certificates, the Certificate Balance of this Certificate will be different from the original denomination shown above. Anyone acquiring this Certificate may ascertain its current Certificate Balance by inquiry of the Trustee. On the date of the initial issuance of the Certificates, the Trustee is Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Carryover Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, the Mortgage Loan Seller and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates"), Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates"), and two residual interest Certificates designated collectively as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R (the "Class R Certificates"). The Class A Certificates are senior to the Class B, the Class C and Class R Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates are collectively referred to as the "Certificates".

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Distribution Account on the 22nd day of each month or, if such 22nd day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on April 24, 2000, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the applicable distribution amount for such Class on such Distribution Date.

     The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date are subordinate to the rights of the Class A Certificateholders to receive distributions in respect of such Class A Certificates to the extent set forth in the Agreement. All payments made under this Certificate will be made in accordance with the terms of the Agreement. Distributions on this Certificate will be made by the Paying Agent either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for such Distribution Date and such Holder's Class B Certificates evidence an original denomination of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A
Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Master Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

     No transfer of a Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Trustee shall, if not otherwise directed by the Depositor, require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Certificateholder on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 20% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; or (iii) at the option of the Certificate Insurer or the Surety on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                           *           *           *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  March ___, 2000

                                        NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                        as Trustee



                                        By: _________________________
                                            Authorized Signatory


FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS B CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By: _________________________
    Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

__________________________________________________

__________________________________________________

__________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



__________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



_________________________Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        _________________________________
                                              NOTICE:  The signature to this
                                              assignment must correspond with
                                              the name as it appears upon the
                                              face of the within Certificate
                                              in every particular, without
                                              alteration or enlargement or
                                              any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT E

                      FORM OF FACE OF CLASS C CERTIFICATE



         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. FOR PURPOSES OF SUCH RULES, THE ISSUE DATE OF THIS CERTIFICATE IS _________________. THE INITIAL INTEREST RATE PAYABLE ON THIS CERTIFICATE IS ____. THIS CERTIFICATE HAS BEEN ISSUED WITH $________ OF OID PER $1000 OF PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS _______. THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_____ PER $1000 OF PRINCIPAL AMOUNT CALCULATED UNDER THE EXACT [APPROXIMATE] METHOD.]

         THIS CLASS C CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS C CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.




CLASS C                                 PERCENTAGE INTEREST:
SUBORDINATE                             __________%

NUMBER:  _________________
         _________________

DATE OF POOLING
AND SERVICING AGREEMENT:
MARCH 1, 2000

CUT-OFF DATE:
MARCH 1, 2000

FINAL SCHEDULED
MATURITY DATE:
APRIL 22, 2025

FIRST DISTRIBUTION DATE:
APRIL 24, 2000

                           SEQUOIA MORTGAGE TRUST 4
             Mortgage Loan Asset Backed Pass-Through Certificates

                    evidencing a percentage interest in any
                     distribution allocable to the Class C
                    Certificates with respect to a pool of
                  adjustable rate conventional one- to four-
                   family mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. or by any of its Affiliates or by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Carryover Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, the Mortgage Loan Seller and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates"), Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates"), and two residual interest Certificates designated collectively as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R (the "Class R Certificates"). The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates are collectively referred to as the "Certificates".

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Distribution Account on the 22nd day of each month or, if such 22nd day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on April 24, 2000, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the applicable distribution amount for such Class on such Distribution Date.

     The rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificates on any Distribution Date are subordinate to the rights of the Class A and Class B Certificateholders to receive distributions in respect of such Class A and Class B Certificates to the extent set forth in the Agreement. All payments made under this Certificate will be made in accordance with the terms of the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A
Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Master Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

     No transfer of a Class C Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Trustee shall, if not otherwise directed by the Depositor, require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Certificateholder on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 20% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; or (iii) at the option of the Certificate Insurer or the Surety on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                           *           *           *

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March ___, 2000

                                        NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                        as Trustee



                                        By: _________________________
                                            Authorized Signatory


FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS C CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By:___________________________
     Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

______________________________________________________

______________________________________________________

______________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



______________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



___________________________Attorney
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        _________________________________
                                                NOTICE:  The signature to this
                                                assignment must correspond with
                                                the name as it appears upon the
                                                face of the within Certificate
                                                in every particular, without
                                                alteration or enlargement or
                                                any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT F

                        FORM OF CLASS R-LT CERTIFICATE

         THIS CLASS R-LT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R-LT CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B AND CLASS C CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE DELIVERY TO THE TRUSTEE OF AN EXECUTED TRANSFER AFFIDAVIT, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.

CLASS R-LT                                 PERCENTAGE
RESIDUAL INTEREST                          INTEREST:  100%

NUMBER: ____________________

DATE OF POOLING
AND SERVICING AGREEMENT:
MARCH 1, 2000

CUT-OFF DATE:
MARCH 1, 2000

FIRST DISTRIBUTION DATE:
APRIL 24, 2000


                           SEQUOIA MORTGAGE TRUST 4
             MORTGAGE LOAN ASSET BACKED PASS-THROUGH CERTIFICATES

         evidencing a percentage interest in any distribution allocable to the Class R-LT Certificates with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. or by any of its Affiliates or by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Carryover Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, the Mortgage Loan Seller and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R-LT (the "Class R-LT Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates"), Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates"), and one residual interest Certificate designated collectively as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R-UT (the "Class R-UT Certificate" and together with the Class R-LT Certificate, the "Class R Certificates"). The Class A Certificates are senior to the Class B, the Class C and Class R Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates are collectively referred to as the "Certificates". Any payments made under this Certificate will be made in accordance with the terms of the Agreement.

     The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A
Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Master Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

     No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Depositor may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using the funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Certificateholder on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 20% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; or (iii) at the option of the Certificate Insurer or the Surety on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March __, 2000

                                        NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: __________________________
                                            Authorized Signatory


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By: __________________________
       Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________
________________________


________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        _____________________
                                                NOTICE:  The signature to this
                                                assignment must correspond with
                                                the name as it appears upon the
                                                face of the within Certificate
                                                in every particular, without
                                                alteration or enlargement or
                                                any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT G

                        FORM OF CLASS R-UT CERTIFICATE

         THIS CLASS R-UT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

         THIS CLASS R-UT CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B AND CLASS C CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE DELIVERY TO THE TRUSTEE OF AN EXECUTED TRANSFER AFFIDAVIT, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.

CLASS R-UT                              PERCENTAGE
RESIDUAL INTEREST                       INTEREST:  100%

NUMBER: ________________________

DATE OF POOLING
AND SERVICING AGREEMENT:
MARCH 1, 2000

CUT-OFF DATE:
MARCH 1, 2000_

FIRST DISTRIBUTION DATE:
APRIL 24, 2000

                           SEQUOIA MORTGAGE TRUST 4
             MORTGAGE LOAN ASSET BACKED PASS-THROUGH CERTIFICATES

         evidencing a percentage interest in any distribution allocable to the Class R-UT Certificate with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., the Master Servicer, the Mortgage Loan Seller or the Trustee referred to below or any of their Affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. or by any of its Affiliates or by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders including amounts held in the Carryover Reserve Fund (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer, the Mortgage Loan Seller and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R (the "Class R Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class B (the "Class B Certificates"), Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class C (the "Class C Certificates"), and one residual interest Certificate designated collectively as Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class R-LT (the "Class R-LT Certificate" and together with the Class R-UT Certificate, the "Class R Certificates"). The Class A Certificates are senior to the Class B, the Class C and Class R Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates are collectively referred to as the "Certificates". Any payments made under this Certificate will be made in accordance with the terms of the Agreement.

     The Agreement may be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve
Fund (including the funds therein)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A
Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Depositor, the Master Servicer or the Mortgage Loan Seller is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Depositor intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(SM) Pledge Agreements, the Parent Power(R) Agreements and the Carryover Reserve Fund (including the funds therein)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

     No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Depositor may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(c)(i) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using the funds of such a plan or arrangement to acquire this Certificate.

     The respective obligations and responsibilities of the Depositor, the Master Servicer, the Mortgage Loan Seller and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Certificateholder on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 20% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; or (iii) at the option of the Certificate Insurer or the Surety on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  March ___, 2000

                                        NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: ________________________
                                            Authorized Signatory


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R-UT
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By: _____________________________
         Authorized Signatory

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

_____________________________
_____________________________



__________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



__________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



_____________________________Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        _____________________
                                               NOTICE:  The signature to this
                                               assignment must correspond with
                                               the name as it appears upon the
                                               face of the within Certificate
                                               in every particular, without
                                               alteration or enlargement or
                                               any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                  EXHIBIT H


                                  [Reserved]

                                   EXHIBIT I


                                  [RESERVED]

                                   EXHIBIT J
                      DISTRIBUTION ACCOUNT CERTIFICATION


                                             _________, 200_


     Norwest Bank Minnesota, National Association (the "Paying Agent") hereby certifies that it has established the account described below as a Distribution Account pursuant to Section 6.01(c) of the Pooling and Servicing Agreement dated as of March 1, 2000 by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Credit Corporation, as master servicer, Sequoia Mortgage Funding Corporation, as mortgage loan seller, and the undersigned as Trustee.

Title of Account: "Norwest Bank Minnesota, National Association, as Trustee on
                  behalf of the holders of Sequoia Mortgage Trust 4, Mortgage Loan Asset Backed Pass-Through Certificates"

Account Number:   ____________________________

Address of office
or branch of the
Trustee at
which Account is
maintained:                Norwest Bank Minnesota, National Association
                                    Sixth Street and Marquette Avenue,
                                    Minneapolis, Minnesota 55479


                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                        as Trustee

                                   By:__________________________
                                   Name:
                                   Title:

                                   EXHIBIT K


                                  [Reserved]

                                   EXHIBIT L

                  FORM OF INVESTMENT LETTER FOR HOLDER OF THE
           CLASS B, CLASS C, CLASS R-LT AND CLASS R-UT CERTIFICATES


     1. The Purchaser is acquiring the Class B, Class C, Class R-LT or Class R-UT Certificate (the "Certificate") as principal for its own account for the purpose of investment [neither the Mortgage Loan Seller nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Residual Interest and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended [Affiliates of the Mortgage Loan Seller need not make this representation]. The Purchaser has been given such information concerning the Certificate, the underlying Mortgage Loans and the Master Servicer as it has requested.

     3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificate.

     4. The Purchaser understands that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Mortgage Loan Seller, the Master Servicer nor the Trustee is required to register the Certificate and that any transfer must comply with
Section 4.02 of the Pooling and Servicing Agreement. In connection with any resale of the Certificate, the Purchaser shall not make any general solicitation or advertisement.

     5. The Purchaser agrees that it will obtain from any purchaser of the Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

     6. The Purchaser hereby directs the Trustee to register the Certificate acquired by the Purchaser in the name of its nominee as follows: ____________.

                                             Very truly yours,



                                             _____________________________
                                             NAME OF PURCHASER



                                             By: _____________________________
                                             Name: ___________________________
                                             Title:___________________________

                                   EXHIBIT M


      FORM OF TRANSFER AFFIDAVIT FOR CLASS R-LT OR CLASS R-UT CERTIFICATE



STATE OF                      )
                                  : ss.:
COUNTY OF                     )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

     2. The Transferee is acquiring a beneficial ownership interest in Sequoia Mortgage Trust 4 Mortgage Loan Asset Backed Pass-Through Certificates, Class [R-LT] [R-UT] (the "Class [R-LT] [R-UT] Certificates"), issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ 1, 200_ (the "Agreement"), by and among Sequoia Mortgage Funding Corporation, as Mortgage Loan Seller (the "Seller"), Merrill Lynch Credit Corporation, as Master Servicer (the "Master Servicer"), Merrill Lynch Mortgage Investors, Inc., as Depositor (the "Depositor") and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class [R-LT] [R-UT] Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the form as this affidavit attached hereto. The Transferee has no knowledge that any such affidavit is false.

     4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

     5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Class [R-LT] [R-UT] Certificates if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

     6. The Transferee has reviewed the provisions of Section 4.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class [R-LT] [R-UT] Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 4.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class [R-LT] [R-UT] Certificates and the Transferee hereby acknowledges that the Class [R-LT] [R-UT] Certificates may generate tax liabilities in excess of the cash flow associated with the Class [R-LT] [R-UT] Certificates and intends to pay such taxes associated with the Class [R-LT] [R-UT] Certificates when they become due.

     8. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends and reasonably expects to have the ability to pay any taxes associated with the holding of the Class [R-LT] [R-UT] Certificates as they become due, fully realizing that it may incur tax liabilities in excess of any cash flows generated by the Class [R-LT] [R-UT] Certificates. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class [R-LT] [R-UT] Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

     9. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class [R-LT] [R-UT] Certificate in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or
(iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [R-LT] [R-UT] Certificates to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class [R-LT] [R-UT] Certificates will not be disregarded for federal income tax purposes.

     10. The following information as to the Transferee is true and correct:

     Address:



     Contact for Tax Matters:

     Phone Number:

     Form of Organization of Transferee:

     Transferee's Federal Tax Identification Number:

     Percentage of Residual Interest Acquired: __%

     Price Paid for Residual Interest:

     Date of Acquisition:

     If security is being registered in the name of a nominee, please state such name:

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.

                                        [NAME OF TRANSFEREE]


                                        By: ___________________________
                                        Name:
                                        Title:

STATE OF            )
                         ) ss.:
COUNTY OF           )


     Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the of _______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _______ of ___________.




                                        ____________________________
                                        NOTARY PUBLIC



                                        My commission expires the ___
                                        day of ________________, 200__.

                                   EXHIBIT N

                          ERISA REPRESENTATION LETTER
  (for Transfers of Class B, Class C, Class R-LT and Class R-UT Certificates)

     The Purchaser is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or arrangement or using the assets of such a Plan or arrangement to acquire a Class [R-LT] [R-UT] [B] [C] Certificate.

                                   EXHIBIT O

             MORTGAGE LOAN SELLER'S REPRESENTATIONS AND WARRANTIES
                        WITH RESPECT TO MORTGAGE LOANS

     The Mortgage Loan Seller hereby represents and warrants, as to each Mortgage Loan as of the Closing Date or such other date as may be specified below, that:

     (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects;

     (ii) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 29 days and the Mortgage Loan has not been dishonored; the Mortgage Loan has never been delinquent in payment for more than 59 days and has not more than once during the twelve months preceding the Cut-Off Date been delinquent in payment for more than 30 days; there are no material defaults under the terms of the Mortgage Loan; the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (iii) To the best of the Mortgage Loan Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

     (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

     (v) The Mortgagor has not asserted that the Mortgage Note and the Mortgage are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Mortgage Loan Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person other than the obligor with respect thereto;

     (vi) Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration. All individual insurance policies contain a standard mortgagee clause naming the Mortgage Loan Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium or any hazard insurance policy covering the common facilities of a planned unit development. To the best of the Mortgage Loan Seller's knowledge the hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and insure to the benefit of the purchaser upon the consummation of the transactions contemplated by this Agreement. The Mortgage Loan Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Mortgage Loan Seller.

     (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Mortgage Loan Seller as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

     (viii) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Mortgage Loan Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

     (ix) Ownership of the Mortgaged Property is held in fee simple (except for Mortgage Loans as to which the related land is held in a leasehold which extends at least five years beyond the maturity date of the Mortgage Loan). Except as permitted by the fourth sentence of this paragraph (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

     (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

     (xi) The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, or negligence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

     (xii) Immediately prior to the transfer and assignment to the purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Mortgage Loan Seller had good title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Mortgage Loan Seller, any lien, claim or other interest arising by operation of law;

     (xiii) The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Mortgage Loan Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exception contained in clauses (1), (2) and (3) of paragraph (ix) of this Section 5, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy insures against encroachments by or upon the Mortgaged Property. The Mortgage Loan Seller, its successor and assigns, are the sole insurereds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and to the best of Mortgage Loan Seller's knowledge no prior holder of the related Mortgage, including the Mortgage Loan Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Mortgage Loan Seller.

     (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and the Mortgage Loan Seller has not waived any default, breach, violation or event permitting acceleration;

     (xv) As of the date of origination or purchase or the Mortgage Loans by the Mortgage Loan Seller there were no mechanics' or similar liens or claims which had been filed for work, labor or material (and, to the best of the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xvi) All improvements subject to the Mortgage lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

     (xvii) Each Mortgage Loan (except for the Mortgage Loans referred to in the next sentence) was originated by the Mortgage Loan Seller, and at the time of each such origination the Mortgage Loan Seller was a mortgagee approved by the Secretary of Housing and Urban Development (the "Secretary") pursuant to Sections 203 and 211 of the National Housing Act. Each Mortgage Loan was underwritten in accordance with the Underwriting Guide as in effect at the time of origination, except to the extent the Mortgage Loan Seller believed at such time that a variance from such Underwriting Guide was warranted by compensating factors with respect to such Mortgage Loan. The Mortgage contains the usual and customary provision of the Mortgage Loan Seller at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

     (xviii) The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado, or other casualty which damage is not fully insured against by a current and active insurance policy (or at least insured up to the outstanding principal balance of the Mortgage Loan) and, to the best of Mortgage Loan Seller's knowledge is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no pending proceedings.

     (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Mortgage Loan Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

     (xxi) The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Mortgage Loan Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of FNMA or FHLMC and any applicable requirement of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (xxii) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features; and

     (xxiii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, a cooperative, or an individual unit in a planned unit development or in a de minimis planned unit development. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land.

     (xxiv) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Mortgage Loan Seller shall maintain in its possession, available for the purchaser's inspection, and shall deliver to the purchaser upon demand, evidence of compliance with all such requirements; The Mortgagor has received all disclosure materials required by Section 226 19(b) of the Federal Reserve Board's Regulation Z and otherwise required by applicable law with respect to the making of adjustable rate mortgage loans.

     (xxv) There are no circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgage File, or, to the best of Mortgage Loan Seller's knowledge, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage to become delinquent, or adversely affect the value or marketability of the Mortgage Loan.

     (xxvi) The Mortgage Note, the Mortgage and the Assignment of Mortgage have been or will be delivered to the Custodian. Except for the absence of recording information, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                                   EXHIBIT P

                       Mortgage Loan Purchase Agreement


                          [On File With the Trustee]

                                   EXHIBIT Q

                Form of Notice for Certificate Insurance Policy


                                             Date:  [                     ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel


     Reference is made to Certificate Guaranty Insurance Policy No. AB0345BE (the "Policy") issued by Ambac Assurance Corporation ("Insurer"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy unless the context otherwise requires.

     The Trustee hereby certifies as follows:

     1.   The Trustee is the Trustee under the Agreement for the Holders;

     2.   The relevant Distribution Date is [date];

     3. Payment on the Class A Certificates in respect of the Distribution Date was due to be received on ________________________ under the Agreement, in an amount equal to $___________________;

     4. There is an Insured Amount of $____________, which amount is Due for Payment pursuant to the terms of the Agreement;

     [5. $________________ has been designated as the Preference Amounts in respect of Distribution Dates by the Servicer pursuant to the Servicing Certificate; such amount is therefore also due and owing pursuant to the terms of the Agreement];

     6. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date;

     7. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by the Insurer under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

          ______________________ Trustee's account number;

     8. The Trustee hereby agrees that, following receipt of the Insured Payment from the Insurer, the Trustee shall (a) hold such amounts in trust and apply the same directly to the distribution payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee; and (d) maintain an accurate record of such payments with respect to each Class A Certificate and the corresponding claim on the Policy and proceeds thereof.

                                        By:                 Trustee
                                        ---------------------------------------


                                        Title:                        (Officer)
                                        ---------------------------------------

                                   EXHIBIT R

              Form of Notice for Certificate Guaranty Surety Bond





AMBAC Indemnity Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel


         Reference is made to the Surety Bond No. AB0039BE (the "Surety Bond") issued by AMBAC Indemnity Corporation ("AMBAC"). The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond and the Surety Bond Reimbursement Agreement dated as of February 28, 1996 between AMBAC Indemnity Corporation ("AMBAC") and Merrill Lynch Credit Corporation (the "Agreement"), unless the context otherwise requires.

The Beneficiary hereby certifies that:

     1. [INSERT NAME AND ADDRESS OF BENEFICIARY] is the Beneficiary of record on the Register (as defined in the Surety Bond) of a beneficial interest in the Surety Bond equal to $___________________ and is a Permitted Beneficiary (as defined in the Surety Bond);


     2. An Additional Collateral Mortgage Loan Liquidation Shortfall in respect of an Additional Collateral Mortgage Loan was incurred on [DATE] in the amount of $__________;


     3. Payment of $__________ was received by the Beneficiary, which amount is $__________ less than the full amount due to be received (the
"Deficiency");


     4. $______________ of such Deficiency is the Required Surety Payment owed by AMBAC under the Surety Bond and the Agreement;


     5. The Beneficiary has not heretofore received payment in connection with a demand for the Required Surety Payment in respect of the above-described Deficiency;


     6. The Beneficiary hereby requests the Required Surety Payment be made by AMBAC under the Surety Bond and directs that such payment under the Surety Bond be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Surety
Bond:


                                             [NAME OF BANK]
                                            [ACCOUNT NUMBER]


                                        [NAME OF BENEFICIARY]


                                        By:____________________________


                                        Title:_________________________